      [WARBURG PINCUS LOGO]                                     [LOGO]

                                   PROSPECTUS

                                  COMMON CLASS

                                JANUARY 1, 2000

                                 WARBURG PINCUS
                              EUROPEAN EQUITY FUND

                                      / /

                                 WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND

      As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

    Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS.................    4
  Goals and Principal
    Strategies.............    4
  Investor Profile.........    4
  A Word About Risk........    5

PERFORMANCE SUMMARY........    8
  Year-by-Year Total
    Returns................    8
  Average Annual Total
    Returns................    9

INVESTOR EXPENSES..........   10
  Fees and Fund Expenses...   10
  Example..................   11

THE FUNDS IN DETAIL........   12
  The Management Firm......   12
  Multi-Class Structure....   12
  Fund Information Key.....   13

EUROPEAN EQUITY FUND.......   14

GLOBAL TELECOMMUNICATIONS
  FUND.....................   16

MORE ABOUT RISK............   18
  Introduction.............   18
  Types of Investment
    Risk...................   18
  Certain Investment
    Practices..............   20

MEET THE MANAGERS..........   22

ABOUT YOUR ACCOUNT.........   24
  Share Valuation..........   24
  Buying and Selling
    Shares.................   24
  Account Statements.......   25
  Distributions............   25
  Taxes....................   25

OTHER INFORMATION..........   27
  About the Distributor....   27

FOR MORE INFORMATION........back
  cover

                                       --

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS           GOAL                        STRATEGIES

EUROPEAN EQUITY FUND        Capital appreciation        / / Invests in European equity
Risk factors:                                           securities
 FOREIGN SECURITIES                                     / / Targets Western European
 MARKET RISK                                            countries
 REGION FOCUS                                           / / Uses both growth and value
                                                        criteria (seeks "growth at a
                                                            reasonable price")
                                                        / / Portfolio managers look at
                                                        factors such as earnings growth,
                                                            stock price, relative
                                                            valuation and merger-and-
                                                            acquisition trends
GLOBAL                      Long-term appreciation      / / Invests in equity securities
TELECOMMUNICATIONS FUND     of capital                  of U.S. and foreign
Risk factors:                                               telecommunications companies
 FOREIGN SECURITIES                                     / / May invest in companies of all
 MARKET RISK                                            sizes
 NON-DIVERSIFIED STATUS
 REGULATORY RISK
 SECTOR CONCENTRATION

   INVESTOR PROFILE

  These funds are designed for investors who:

 / /are investing for long-term goals

 / /are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 / /are looking for capital appreciation

 / /want to diversify their portfolios internationally

  They may NOT be appropriate if you:

 / /are investing for a shorter time horizon

 / /are uncomfortable with an investment that has a higher degree of volatility

 / /want to limit your exposure to foreign securities

 / /are looking for income

  You should base your selection of a fund on your own goals, risk preferences and time horizon.

                                       --

   A WORD ABOUT RISK

  All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

  Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

  Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

BOTH FUNDS

  A fund that invests in foreign securities carries additional risks that include:

 / /Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 / /Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

 / /Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

BOTH FUNDS

  The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

GLOBAL TELECOMMUNICATIONS FUND

  The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a

                                       --
result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGION FOCUS

EUROPEAN EQUITY FUND

  Focusing on a single country or region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

REGULATORY RISK

GLOBAL TELECOMMUNICATIONS FUND

  Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a fund security, or the fund's performance.

SECTOR CONCENTRATION

GLOBAL TELECOMMUNICATIONS FUND

  A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk.

 / /Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 / /Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

                                       --

                       This page intentionally left blank

                                       --

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the Global Telecommunications Fund. The European Equity Fund is not included in either the chart or table because it has not had at least one full calendar year of performance. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                         YEAR-BY-YEAR TOTAL RETURNS(*)

YEAR ENDED 12/31:                                                   1997             1998

GLOBAL
TELECOMMUNICATIONS FUND
Best quarter: 41.91% (Q4 98)
Worst quarter: -12.27% (Q3 98)
Inception date: 12/4/96
Total return for the period 1/1/99 - 9/30/99: 51.73% (not
annualized)                                                       32.32%           67.42%

                    *   The total returns shown include the total returns of the
                        Global Telecommunications Fund's predecessor, the Advisor
                        Shares of the Global Telecommunications portfolio of The RBB
                        Fund, Inc.

                                       --

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                                          ONE YEAR     THREE YEARS     LIFE OF       INCEPTION
PERIOD ENDED 12/31/98:                        1998       1996-1998        FUND            DATE
GLOBAL TELECOMMUNICATIONS FUND             67.42%          N/A         46.58%         12/4/96
MSCI TELECOMMUNICATIONS INDEX(2)           52.47%          N/A         36.85%

                  (1)   The total returns shown include the total returns of the
                        Global Telecommunications Fund's predecessor, the Advisor
                        Shares of the Global Telecommunications portfolio of The RBB
                        Fund, Inc.
                  (2)   The Morgan Stanley Capital International Telecommunications
                        Index is an unmanaged index (with no defined investment
                        objective) of telecommunications equities that include
                        reinvestment of dividends and is compiled by Morgan
                        Stanley & Co., Incorporated.

                           UNDERSTANDING PERFORMANCE

   / /Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

   / /A cumulative total return is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

   / /An average annual total return applies to periods longer than one year.
      It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

   / /Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                       --

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                                                 GLOBAL
                                                                                 TELE-
                                                               EUROPEAN         COMMUNI-
                                                                EQUITY          CATIONS
                                                                 FUND             FUND
Shareholder fees
 (paid directly from your investment)
Sales charge "load" on purchases                               NONE             NONE
Deferred sales charge "load"                                   NONE             NONE
Sales charge "load" on reinvested distributions                NONE             NONE
Redemption fees                                                NONE             NONE
Exchange fees                                                  NONE             NONE
Annual fund operating expenses
 (deducted from fund assets)
Management fee                                                   1.00%            1.00%
Distribution and service (12b-1) fee                              .25%             .25%
Other expenses                                                   1.39%            1.27%
Total annual fund operating expenses*                            2.64%            2.52%

                    * Fee waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below:

                                                                                        GLOBAL
                                                                                        TELE-
                                                                      EUROPEAN         COMMUNI-
  EXPENSES AFTER WAIVERS AND                                           EQUITY          CATIONS
  REIMBURSEMENTS                                                        FUND             FUND

  Management fee                                                        .00%             .48%

  Distribution and service (12b-1) fee                                  .25%             .25%

  Other expenses                                                       1.21%             .92%
                                                                       -----            -----

  Total annual fund operating expenses                                 1.46%            1.65%

                                       --

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                    ONE YEAR       THREE YEARS       FIVE YEARS      10 YEARS
EUROPEAN EQUITY FUND                  $267             $820            $1,400         $2,973
GLOBAL
 TELECOMMUNICATIONS FUND              $255             $785            $1,340         $2,856

                                       --

                              THE FUNDS IN DETAIL

   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022
 / /Investment adviser for the funds

 / /Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment adviser for the European Equity Fund

 / /A member of Credit Suisse Asset Management (CSAM), the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks

 / /CSAM companies manage more than $58 billion in the U.S. and $186 billion globally

 / /CSAM has offices in 14 countries, including SEC-registered offices in New
    York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
 / /Sub-investment adviser for the European Equity Fund
 / /A member of CSAM

   MULTI-CLASS STRUCTURE

  This PROSPECTUS offers Common Class shares of the funds. Common Class shares are no-load.

  The European Equity Fund also offers Institutional Shares, which are described in a separate prospectus.

                                       --

   FUND INFORMATION KEY

  Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
  The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
  The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
  The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
  The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
  Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.
 / /Management fee The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 / /Distribution and service (12b-1) fees Fees paid by the fund to the distributors for making shares of the fund available to you. Expressed as a percentage of average net assets.

 / /Other Expenses Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
  A table showing the fund's audited financial performance for up to five years. / /Total Return How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 / /Portfolio Turnover An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

  The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                                       --

                              EUROPEAN EQUITY FUND

   GOAL AND STRATEGIES

  The European Equity Fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of Western European companies.

  The fund considers Western Europe to include the European Union, Norway and Switzerland. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

  Under normal market conditions, the fund invests at least 65% of assets in equity securities of companies located in or conducting a majority of their business in Western Europe or companies whose securities trade primarily in Western European markets. To enhance return potential, the fund may also pursue opportunities in other European countries.

  The fund intends to diversify its investments across different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.

  In choosing stocks, the portfolio managers consider a number of factors including:

 / /stock price relative to the company's rate of earnings growth

 / /valuation relative to other European companies and market averages

 / /merger-and-acquisition trends on companies' business strategies

   PORTFOLIO INVESTMENTS

  This fund currently intends to invest at least 80% of assets in equity securities of Western European companies. These equity securities include:

 / /common and preferred stocks

 / /securities convertible into common stocks

 / /securities such as rights and warrants, whose values are based on common stocks

  To a limited extent, the fund may also engage in other investment practices.

   RISK FACTORS

  This fund's principal risk factors are:

 / /market risk

 / /foreign securities

 / /region focus

  The value of your investment will fluctuate in response to Western European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

  Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

                                       --

  "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.
   PORTFOLIO MANAGEMENT

  Harold W. Ehrlich, J.H. Cullum Clark and Nancy Nierman manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

   INVESTOR EXPENSES

Management fee            .00%
Distribution and
 service (12b-1) fee      .25%
All other expenses       1.21%
                         -----
Total expenses           1.46%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

PERIOD ENDED:                                                   8/99(1)
Per-share data
Net asset value, beginning of period                             $10.00
INVESTMENT ACTIVITIES:
Net investment income                                              0.08
Net gains or losses on investments and foreign currency
  transactions
  (both realized and unrealized)                                  (0.29)
  Total from investment activities                                (0.21)
DISTRIBUTIONS:
From net investment income                                            -
From realized capital gains                                           -
  Total distributions                                                 -
Net asset value, end of period                                    $9.79
Total return                                                      (2.10)%(2)
Ratios and supplemental data
Net assets, end of period (000s omitted)                        $24,588
Ratio of expenses to average net assets                            1.46%(3),(4)
Ratio of net income to average net assets                          1.41%(4)
Portfolio turnover rate                                             161%(2)

                  (1)   For the period January 29, 1999 (commencement of operations)
                        through August 31, 1999.
                  (2)   Not annualized.
                  (3)   Without the voluntary waiver of advisory fees and
                        administration fees, the ratios of expenses to average net assets would have been 2.64% annualized for the period ended
                        August 31, 1999.
                  (4)   Annualized.

                                       --

                         GLOBAL TELECOMMUNICATIONS FUND

   GOAL AND STRATEGIES

  The Global Telecommunications Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of U.S. and foreign telecommunications companies.

  Telecommunications includes:

 / /communications equipment and service

 / /electronic components and equipment

 / /broadcast media

 / /computer equipment, mobile telecommunications, and cellular radio and paging

 / /electronic mail

 / /local and wide area networking, and linkage of work and data processing systems

 / /publishing and information systems

 / /video and telex

 / /internet and other emerging technologies combining telephone, television and/or computer systems

  Under normal market conditions, the fund will invest at least 65% of assets in equity securities of telecommunications companies from at least three countries, including the U.S. The fund may invest in companies of all sizes.

   PORTFOLIO INVESTMENTS

  Equity holdings may include:

 / /common and preferred stocks

 / /convertible securities

 / /warrants

  To a limited extent, the fund may also engage in other investment practices.

   RISK FACTORS

  This fund's principal risk factors are:

 / /foreign securities

 / /market risk

 / /non-diversified status

 / /regulatory risk

 / /sector concentration

  The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

  Because this fund focuses on a single sector (telecommunications), you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, telecommunications companies are often subject to regulatory risks that could hurt the fund's performance.

  Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

                                       --

   PORTFOLIO MANAGEMENT

  Richard Watt and Scott T. Lewis manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

   INVESTOR EXPENSES

Management fee             .48%
Distribution and
 service (12b-1) fee       .25%
All other expenses         .92%
                          -----
Total expenses            1.65%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

PERIOD ENDED:                                                8/99       8/98      8/97(1)

Per-share data
Net asset value, beginning of period                         $20.54    $ 17.30    $ 15.00
INVESTMENT ACTIVITIES:
Net investment income                                         (0.04)     (0.01)      0.02
Net gains or losses on investments (both realized and
  unrealized)                                                 23.56       4.29       2.28
  Total from investment activities                            23.52       4.28       2.30
DISTRIBUTIONS:
From net investment income                                        -          -          -
From realized capital gains                                   (2.84)     (1.04)         -
  Total distributions                                         (2.84)     (1.04)
Net asset value, end of period                               $41.22    $ 20.54    $ 17.30
Total return                                                 120.73%     25.38%     15.33%(2)
Ratios and supplemental data
Net assets, end of period (000s omitted)                    $65,165       $718       $569
Ratio of expenses to average net assets                        1.65%(3)    1.65%(3)    1.65%(3),(4)
Ratio of net income to average net assets                     (0.35)%    (0.03)%     0.16%(4)
Portfolio turnover rate                                         203%       169%        43%(2)

                  (1)   For the period December 4, 1996 (commencement of operations)
                        through August 31, 1997.
                  (2)   Not annualized.
                  (3)   Without the voluntary waiver of advisory fees and
                        administration fees, the ratios of expenses to average net assets would have been 2.52% and 6.86% for the years ended
                        August 31, 1999 and 1998, respectively, and 8.38% annualized for the period ended August 31, 1997.
                  (4)   Annualized.

                                       --

                                MORE ABOUT RISK

   INTRODUCTION

  A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

  The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   TYPES OF INVESTMENT RISK

  The following risks are referred to throughout this prospectus.

  Access risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

  Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

  Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

  Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

  / /Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

  / /Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

                                       --

  Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

  Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

  Market risk The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

  Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

  Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

  Year 2000 processing risk The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which the funds invest to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact a fund's performance.

                                       --

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:
/ /   Permitted without limitation; does
      not indicate actual use
/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of net fund assets;
      does not indicate actual use
20%  Roman type (e.g., 20%) represents
     an investment limitation as a
     percentage of total fund assets;
     does not indicate actual use
/ /   Permitted, but not expected to be
      used to a significant extent
--  Not permitted

                                          EUROPEAN        GLOBAL
                                           EQUITY   TELECOMMUNICATIONS
                                            FUND           FUND
INVESTMENT PRACTICE                        LIMIT
Borrowing The borrowing of money from
banks to meet redemptions or for other
temporary or emergency purposes.
SPECULATIVE EXPOSURE RISK.                   30%         33 1/3%
Country/region focus Investing a
significant portion of fund assets in a
single country or region. Market swings
in the targeted country or region will
be likely to have a greater effect on
fund performance than they would in a
more geographically diversified equity
fund. CURRENCY, MARKET, POLITICAL RISKS.    /X/             /X/
Currency hedging Instruments, such as
options, futures, forwards or swaps,
intended to manage fund exposure to
currency risk. Options, futures or
forwards involve the right or obligation
to buy or sell a given amount of foreign
currency at a specified price and future
date. Swaps involve the right or
obligation to receive or make payments
based on two different currency
rates.(1) CORRELATION, CREDIT, CURRENCY,
HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
VALUATION RISKS.(2)                         /X/             / /
Emerging markets Countries generally
considered to be relatively less
developed or industrialized. Emerging
markets often face economic problems
that could subject a fund to increased
volatility or substantial declines in
value. Deficiencies in regulatory
oversight, market infrastructure,
shareholder protections and company laws
could expose a fund to risks beyond
those generally encountered in developed
countries. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.     20%            /X/
Futures and options on futures
Exchange-traded contracts that enable a
fund to hedge against or speculate on
future changes in currency values,
interest rates, securities or stock
indexes. Futures obligate the fund (or
give it the right, in the case of
options) to receive or make payment at a
specific future time based on those
future changes.(1) CORRELATION,
CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE
EXPOSURE RISKS.(2)                          / /             / /
Options Instruments that provide a right
to buy (call) or sell (put) a particular
security, currency or index of
securities at a fixed price within a
certain time period. A fund may purchase
or sell (write) both put and call
options for hedging or speculative
purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                             / /             / /

                                       --

                                          EUROPEAN        GLOBAL
                                           EQUITY   TELECOMMUNICATIONS
                                            FUND           FUND
INVESTMENT PRACTICE                        LIMIT
Privatization programs Foreign
governments may sell all or part of
their interests in enterprises they own
or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL,
POLITICAL, VALUATION RISKS.                 /X/             /X/
Restricted and other illiquid securities
Securities with restrictions on trading,
or those not actively traded. May
include private placements. LIQUIDITY,
MARKET, VALUATION RISKS.                    /15%/           /15%/
Securities lending Lending portfolio
securities to financial institutions; a
fund receives cash, U.S. government
securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                        33 1/3%        33 1/3%
Start-up and other small companies
Companies with small relative market
capitalizations, including those with
continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET,
VALUATION RISKS.                             /5%/            /5%/
Structured instruments Swaps, structured
securities and other instruments that
allow a fund to gain access to the
performance of a benchmark asset (such
as an index or selected stocks) that may
be more attractive or accessible than
the fund's direct investment. CREDIT,
CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.      / /             / /
Temporary defensive tactics Placing some
or all of a fund's assets in investments
such as money-market obligations and
investment-grade debt securities for
defensive purposes. Although intended to
avoid losses in adverse market,
economic, political or other conditions,
defensive tactics might be inconsistent
with a fund's principal investment
strategies and might prevent a fund from
achieving its goal.                         / /             / /
Warrants Options issued by a company
granting the holder the right to buy
certain securities, generally common
stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                 /15%/           / /

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                       --

                               MEET THE MANAGERS

 The following individuals are responsible for the day-to-day portfolio management of the European Equity Fund:

                           [HAROLD W. EHRLICH PHOTO]

                          Harold W. Ehrlich, CFA, CIC
                               MANAGING DIRECTOR

/ /Co-Portfolio Manager, European Equity Fund since 1999
/ /Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /With Warburg Pincus Asset Management since 1995
/ /Senior vice president, portfolio manager and analyst at Templeton Investment
   Counsel Inc., 1987 to 1995

                           [J.H. CULLUM CLARK PHOTO]

                               J.H. Cullum Clark
                                    DIRECTOR

/ /Co-Portfolio Manager, European Equity Fund since 1999
/ /Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /With Warburg Pincus Asset Management since 1996
/ /Analyst and portfolio manager at Brown Brothers Harriman, 1993 to 1996

                             [NANCY NIERMAN PHOTO]

                                 Nancy Nierman
                                    DIRECTOR

/ /Co-Portfolio Manager, European Equity Fund since 1999
/ /Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /With Warburg Pincus Asset Management since 1996
/ /Vice president at Fiduciary Trust Company International, 1992 to 1996

                                       --

  The day-to-day portfolio management of the Global Telecommunications Fund is the responsibility of the Credit Suisse Asset Management Global
Telecommunications Management Team. The team consists of the following individuals:

                             [SCOTT T. LEWIS PHOTO]

                                 Scott T. Lewis
                               MANAGING DIRECTOR

/ /Team member since 1999
/ /Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /With Warburg Pincus Asset Management since 1986

                              [RICHARD WATT PHOTO]

                                  Richard Watt
                               MANAGING DIRECTOR

/ /Team member since 1995
/ /With Credit Suisse Asset Management since 1995
/ /Director and Head of emerging markets investments and research at Gartmore
   Investment Limited in London, 1992 to 1995

                                       --

                               ABOUT YOUR ACCOUNT

   SHARE VALUATION

  The price of your shares is also referred to as their net asset value (NAV).

  The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

  Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

  Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

   BUYING AND
   SELLING SHARES

  The accompanying SHAREHOLDER GUIDE explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

  The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

  You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

  Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

  Some of the firms through which the funds are available include:

 / /Charles Schwab & Co., Inc. Mutual Fund OneSource-Registered Trademark-service

 / /Fidelity Brokerage Services, Inc. FundsNetwork-TM- Program

 / /Waterhouse Securities, Inc.

                                       --

   ACCOUNT STATEMENTS

  In general, you will receive account statements as follows:

 / /after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)
 / /after any changes of name or address of the registered owner(s)
 / /otherwise, every calendar quarter

  You will receive annual and semiannual financial reports.

   DISTRIBUTIONS

  As a fund investor, you will receive distributions.

  Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

  The funds distribute dividends annually. The funds typically distribute capital gains annually in December.

  Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   TAXES

  As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
  As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

  Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions which could be short-term or long-term.

  If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

  The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

                                       --

TAXES ON TRANSACTIONS
  Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                       --

                               OTHER INFORMATION

   ABOUT THE DISTRIBUTOR

  Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you.

  As part of their business strategies, the funds each have adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Credit Suisse Asset Management Securities, Inc. (CSAMSI) for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                       --

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                                       --

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                                       --

                       This page intentionally left blank

                                       --

                              FOR MORE INFORMATION

  More information about these funds is available free upon request, including the following:

   SHAREHOLDER GUIDE

  Explains how to buy and sell shares. The SHAREHOLDER GUIDE is incorporated by reference into (is legally part of) this PROSPECTUS.

   ANNUAL/SEMIANNUAL
   REPORTS TO SHAREHOLDERS

  Includes financial statements, portfolio investments and detailed performance information.

  The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

   OTHER INFORMATION

  A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

  You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

  Please contact Warburg Pincus Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
  800-WARBURG
  (800-927-2874)

BY MAIL:
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

BY OVERNIGHT OR COURIER
SERVICE:
  Boston Financial
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

ON THE INTERNET:
  www.warburg.com

SEC file numbers:
Warburg Pincus European
Equity Fund                                                            811-08903
Warburg Pincus Global

Telecommunications Fund                                                811-08935

                             [WARBURG PINCUS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874) / / www.warburg.com

The distributor of Warburg Pincus Funds is Provident Distributors, Inc., which is not affiliated with Credit Suisse Asset Management, LLC. WPEGT-1-0100A

                              WARBURG PINCUS FUNDS
                                   SHAREHOLDER
                                      GUIDE

                                  Common Class
                               September 16, 1999
                          As Revised December 15, 1999

         This Shareholder Guide is incorporated into and legally part of each Warburg Pincus (Common Class) prospectus.

                           [Warburg Pincus Funds Logo]

     Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                  BUYING SHARES
     OPENING AN ACCOUNT
   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT
   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS
   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

                           MINIMUM INITIAL INVESTMENT

Cash Reserve Fund:       $  1,000
New York Tax Exempt
  Fund:                  $  1,000
Balanced Fund:           $  1,000
Growth & Income Fund:*   $  1,000
WorldPerks(R) Funds:     $  5,000
Long-Short Fund:         $ 25,000
All other funds:         $  2,500
IRAs:                    $    500**
Transfers/Gifts to
  Minors:                $    500**

 * The fund will be renamed "Value Fund" effective January 1, 2000. ** $25,000 minimum for Long-Short Fund.

                                WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                 HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.warburg.com

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
   For IRAs use the Universal IRA              Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg             name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read           request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
initial investment.                            mail or fax a signed letter of
   If you do not have telephone                instruction.
privileges, mail or fax a signed letter
of instruction.
BY WIRE

- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                 4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
number and the fund name on your wire
advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                                 request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
        MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET SATURDAY, 8 A.M. - 4 P.M. ET

                                SELLING SHARES(*)

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares
in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
request an exchange. Be sure to read the       If you do not have telephone privileges,
current prospectus for the new fund. Also      mail or fax a letter of instruction to
please observe the minimum initial             exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the        privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

(*) For the Japan Small Company Fund only: The fund imposes a 1.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after November 17, 1999.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Growth & Income Fund:*       $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250

* The fund will be renamed "Value Fund" on January 1, 2000.

                           800-WARBURG (800-927-2874)
        MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET SATURDAY, 8 A.M. - 4 P.M. ET
                                        5

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM

   SaveMyMoney is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.
     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   A fund reserves the right to:

 -refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 -change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 -make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 -suspend redemptions or postpone payment dates as permitted by the Investment
  Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 -modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 -stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  B www.warburg.com
                                CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.,
DISTRIBUTOR.                                                WPCOM-31-1299
       (EFFECTIVE JANUARY 3, 2000, PROVIDENT DISTRIBUTORS, INC. WILL BE THE FUND
                                                             DISTRIBUTOR)

[WARBURG PINCUS FUNDS LOGO][CREDIT SUISSE ASSET MANAGEMENT LOGO]




INTERNATIONAL GROWTH FUND
EUROPEAN EQUITY FUND
U.S. CORE EQUITY FUND
FOCUS FUND
LONG-SHORT MARKET NEUTRAL FUND
U.S. CORE FIXED INCOME FUND
HIGH YIELD FUND
MUNICIPAL BOND FUND
STRATEGIC GLOBAL FIXED INCOME FUND


JANUARY 1, 2000   PROSPECTUS


PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR


As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.



INSTITUTIONAL SHARES

                                    CONTENTS

KEY POINTS..................................................           4
PERFORMANCE SUMMARY.........................................          10
  Year-by-Year Total Returns ...............................          10
  Average Annual Total Returns..............................          11
INVESTOR EXPENSES...........................................          13
THE FUNDS IN DETAIL.........................................          17
  The Management Firms......................................          17
  Multi-Class Structure.....................................          17
  Fund Information Key......................................          18
INTERNATIONAL GROWTH FUND...................................          20
EUROPEAN EQUITY FUND........................................          22
U.S. CORE EQUITY FUND.......................................          24
FOCUS FUND..................................................          26
LONG-SHORT MARKET NEUTRAL FUND..............................          28
U.S. CORE FIXED INCOME FUND.................................          30
HIGH YIELD FUND.............................................          32
MUNICIPAL BOND FUND.........................................          36
STRATEGIC GLOBAL FIXED INCOME FUND..........................          38
MORE ABOUT RISK.............................................          40
  Introduction..............................................          40
  Types of Investment Risk..................................          40
CERTAIN INVESTMENT PRACTICES ...............................          42
MEET THE MANAGERS...........................................          46
ABOUT YOUR ACCOUNT..........................................          53
  Share Valuation...........................................          53
  Buying and Selling Shares.................................          53
  Buying Fund Shares........................................          53
  Selling Fund Shares.......................................          54
  Exchanging Fund Shares....................................          54
  Other Policies............................................          55
  Account Statements........................................          55
  Distributions.............................................          55
  Taxes ....................................................          56
OTHER INFORMATION...........................................          57
  About the Distributor.....................................          57
FOR MORE INFORMATION........................................  back cover
CREDIT SUISSE ASSET MANAGEMENT INSTITUTIONAL FUNDS IS THE
NAME UNDER WHICH THE INSTITUTIONAL CLASS OF SHARES OF
CERTAIN WARBURG PINCUS FUNDS ARE OFFERED.

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES

INTERNATIONAL GROWTH FUND             Long-term appreciation of capital     / / Invests in foreign equity securities
Risk factors:                                                               / / Emphasizes developed countries, but
 FOREIGN SECURITIES                                                          may also invest in emerging markets
 MARKET RISK                                                                / / Combines top-down regional analysis with
 NON-DIVERSIFIED STATUS                                                      bottom-up company research
                                                                            / / Seeks countries, sectors and companies with
                                                                             solid growth prospects and attractive market
                                                                             valuations
EUROPEAN EQUITY FUND                  Capital appreciation                  / / Invests in European equity securities
Risk factors:                                                               / / Targets Western European countries
 FOREIGN SECURITIES                                                         / / Uses both growth and value criteria (seeks
 MARKET RISK                                                                 "growth at a resonable price")
 REGION FOCUS                                                               / / Portfolio managers look at factors such as
                                                                             earnings growth, stock price, relative
                                                                             valuation and merger-and-acquisition trends

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are looking for capital appreciation
    - want to diversify their portfolios internationally

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that has a higher degree of volatility
    - want to limit your exposure to foreign securities
    - are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES

U.S. CORE EQUITY FUND                 Long-term appreciation of capital     / / Invests primarily in U.S. equity securities
Risk factors:                                                               / / Focuses on large companies
 MARKET RISK                                                                / / Stock-selection process uses quantitative
 NON-DIVERSIFIED STATUS                                                      techniques to seek to identify companies with
                                                                             improving momentum and reasonable relative
                                                                             valuations
FOCUS FUND                            Long-term appreciation of capital     / / Invests in securities of 40-60 U.S.
Risk factors:                                                                companies
 MARKET RISK                                                                / / Focuses on companies and industry sectors
 NON-DIVERSIFIED STATUS                                                      with favorable economic profit trends
                                                                            / / Uses both traditional value-based analyses
                                                                             (such as price/book ratio), as well as the
                                                                             economic profit of a company

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are looking for capital appreciation
    - want to diversify their portfolios into common stocks

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that will fluctuate in value
    - are looking for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES

LONG-SHORT MARKET NEUTRAL FUND        Long-term capital appreciation        / / Seeks a total return greater than the return
Risk factors:                          while minimizing exposure to          of the Salomon Smith Barney 1-Month Treasury
 MARKET RISK                           general equity market risk            Bill Index-TM-
 NON-DIVERSIFIED STATUS                                                     / / Takes long positions in stocks that the
 SHORT POSITIONS                                                             manager has identified as attractive
                                                                            / / Takes short positions in stocks that the
                                                                             manager has identified as unattractive
                                                                            / / Seeks minimal net exposure to the general
                                                                             U.S. equity market and low to neutral exposure
                                                                             to any particular industry or specific
                                                                             capitalization range

--- INVESTOR PROFILE
---------------------------

THIS FUND IS DESIGNED FOR INVESTORS WHO:
    - are investing for long-term goals
    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
    - are investing for total return or capital appreciation

IT MAY NOT BE APPROPRIATE IF YOU:
    - are investing for a shorter time horizon
    - are uncomfortable with an investment that will fluctuate in value
    - are looking primarily for income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                         GOAL AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                    GOAL                                      STRATEGIES

U.S. CORE FIXED                       High total return                     / / Invests primarily in fixed-income securities
INCOME FUND                                                                  of U.S. issuers
Risk factors:                                                               / / Typically maintains a weighted-average
 CREDIT RISK                                                                 portfolio maturity of between five and
 INTEREST-RATE RISK                                                          15 years
 MARKET RISK                                                                / / Focuses on high-grade securities (average
 NON-DIVERSIFIED STATUS                                                      credit rating AA)
HIGH YIELD FUND                       High total return                     / / Invests primarily in high-yield, higher-risk
Risk factors:                                                                fixed-income securities (junk bonds)
 CREDIT RISK                                                                / / Typically maintains a weighted-average
 INTEREST-RATE RISK                                                          portfolio maturity of between five and
 MARKET RISK                                                                 15 years
 NON-DIVERSIFIED STATUS                                                     / / Emphasizes top-down analysis of industry
                                                                             sectors and themes
                                                                            / / Seeks to allocate risk by investing among a
                                                                             variety of industry sectors
MUNICIPAL BOND FUND                   High total return                     / / Invests primarily in municipal securities
Risk factors:                                                               / / Typically maintains a weighted-average
 CREDIT RISK                                                                 portfolio maturity of between 10 and 15 years
 INTEREST-RATE RISK                                                         / / Focuses on high-grade securities (average
 MARKET RISK                                                                 credit rating AA)
 NON-DIVERSIFIED STATUS
STRATEGIC GLOBAL FIXED INCOME FUND    High total return                     / / Invests in U.S. and foreign fixed-income
Risk factors:                                                                securities denominated in various currencies
 CREDIT RISK                                                                / / Seeks to maintain an average credit rating
 FOREIGN SECURITIES                                                          of BBB or higher
 INTEREST-RATE RISK                                                         / / Seeks to invest in countries exhibiting an
 MARKET RISK                                                                 attractive combination of fixed-income returns
 NON-DIVERSIFIED STATUS                                                      and currency exchange rates
                                                                            / / Focuses on high-grade securities (average
                                                                             credit rating AA)

--- INVESTOR PROFILE
---------------------------

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
    - are seeking investment income
    - want to diversify their portfolios with fixed-income funds
    - are willing to accept risk and volatility

THEY MAY NOT BE APPROPRIATE IF YOU:
    - are investing for maximum return over a long time horizon
    - require stability of your principal

You should base your selection of a fund on your own goals, risk preferences and time horizon.

BECAUSE THE HIGH YIELD FUND AND THE STRATEGIC GLOBAL FIXED INCOME FUND INVOLVE A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER THEM ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE HIGH YIELD FUND AND THE STRATEGIC GLOBAL FIXED INCOME FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

--- A WORD ABOUT RISK
-----------------------------

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

    Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

U.S. CORE FIXED INCOME, HIGH YIELD, MUNICIPAL BOND AND STRATEGIC GLOBAL FIXED
  INCOME FUNDS

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

INTERNATIONAL GROWTH, EUROPEAN EQUITY AND STRATEGIC GLOBAL FIXED INCOME FUNDS

    A fund that invests outside the U.S. carries additional risks that include:

    - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. A fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

    - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

U.S. CORE FIXED INCOME, HIGH YIELD, MUNICIPAL BOND AND STRATEGIC GLOBAL FIXED
  INCOME FUNDS

    Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

ALL FUNDS

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

ALL FUNDS EXCEPT EUROPEAN EQUITY FUND

    The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

SHORT POSITIONS

LONG-SHORT MARKET NEUTRAL FUND

    The fund takes short positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop.

    Because they expose the fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

REGION FOCUS

EUROPEAN EQUITY FUND

    Focusing on a single region involves increased currency, political, regulatory and other risks. Market swings in the targeted region (Western Europe) will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in certain of these funds. The European Equity, Focus and Long-Short Market Neutral Funds have not been included in either the bar chart or the table because they have not had at least one full calendar year of performance. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                         YEAR-BY-YEAR TOTAL RETURNS(*)

YEAR ENDED 12/31:                         1993   1994   1995   1996   1997   1998
INTERNATIONAL GROWTH FUND
  Best quarter: 17.41% (Q1 98)
  Worst quarter: -14.46% (Q3 98)
  Inception date: 9/30/92
  Total return for the period 1/1/99 - 9/30/99: 5.65%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  39.95%
1994  -8.37%
1995   4.34%
1996  11.76%
1997  15.17%
1998  20.67%

U.S. CORE EQUITY FUND
  Best quarter: 18.04% (Q2 97)
  Worst quarter: -9.73% (Q3 98)
  Inception date: 8/31/94
  Total return for the period 1/1/99 - 9/30/99: 4.03%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  35.63%
1996  21.89%
1997  30.23%
1998  24.72%

U.S. CORE FIXED INCOME FUND
  Best quarter: 6.28% (Q2 95)
  Worst quarter: -1.80% (Q2 94)
  Inception date: 3/31/94
  Total return for the period 1/1/99 - 9/30/99: .33%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  18.25%
1996   5.42%
1997   9.66%
1998   7.38%

HIGH YIELD FUND
  Best quarter: 9.43% (Q2 95)
  Worst quarter: -7.02% (Q1 94)
  Inception date: 2/26/93
  Total return for the period 1/1/99 - 9/30/99: 1.50%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994  -7.96%
1995  16.20%
1996  12.73%
1997  14.85%
1998  -1.28%

MUNICIPAL BOND FUND
  Best quarter: 6.66% (Q1 95)
  Worst quarter: -2.61% (Q1 96)
  Inception date: 6/17/94
  Total return for the period 1/1/99 - 9/30/99: -1.90%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  15.28%
1996   2.16%
1997   9.61%
1998   5.71%

STRATEGIC GLOBAL FIXED INCOME FUND
  Best quarter: 5.62% (Q2 95)
  Worst quarter: -3.18% (Q1 97)
  Inception date: 6/27/94
  Total return for the period 1/1/99 - 9/30/99: -4.36%
    (not annualized)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  17.35%
1996   8.36%
1997   2.00%
1998  10.32%

* The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                               ONE YEAR   THREE YEARS   FIVE YEARS   LIFE OF    INCEPTION
PERIOD ENDED 12/31/98:           1998      1996-1998    1994-1998      FUND       DATE
INTERNATIONAL GROWTH FUND        20.67%      15.81%         8.23%      12.30%    9/30/92
MSCI EUROPE, AUSTRALASIA AND
 FAR EAST INDEX(2)               20.33%       9.30%         9.50%      11.84%
U.S. CORE EQUITY FUND            24.72%      25.57%          N/A       24.67%    8/31/94
STANDARD & POOR'S 500
 INDEX(3)                        28.75%      28.26%          N/A       27.11%
U.S. CORE FIXED INCOME FUND       7.38%       7.48%          N/A        8.03%    3/31/94
LEHMAN BROTHERS AGGREGATE
 BOND INDEX(4)                    8.67%       7.28%          N/A        8.33%
HIGH YIELD FUND                  -1.28%       8.50%         6.45%       9.15%    2/26/93
CS FIRST BOSTON DOMESTIC +
 HIGH YIELD INDEX(5)               .58%       8.38%         8.16%       9.29%
MUNICIPAL BOND FUND               5.71%       5.78%          N/A        6.64%    6/17/94
LEHMAN BROTHERS MUNICIPAL
 BOND INDEX(6)                    6.48%       6.68%          N/A        7.61%
STRATEGIC GLOBAL FIXED
 INCOME FUND                     10.32%       6.84%          N/A        8.29%    6/27/94
JP MORGAN GLOBAL GOVERNMENT
 BOND INDEX UNHEDGED(7)          15.31%       6.87%          N/A        9.12%

(1) The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.
(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital International & Co., Incorporated.
(3) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(4) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
(5) The Credit Suisse First Boston Domestic + High Yield Index is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the funds' adviser.
(6) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.
(7) The JP Morgan Global Government Bond Index Unhedged (including U.S. $) is a market-capitalization index consisting of the government bond markets of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the U.K. and the U.S. All issues have a remaining maturity of at least one year and the index is rebalanced monthly.

                           UNDERSTANDING PERFORMANCE

  / / TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

  / / A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

  / / An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
      It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

  / / Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 ------------------------------------------------------------------------------

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal period ending August 31, 1999.

                                                                              EUROPEAN
                                                              INTERNATIONAL    EQUITY
                                                               GROWTH FUND      FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                  NONE          NONE
Deferred sales charge "load"                                      NONE          NONE
Sales charge "load" on reinvested distributions                   NONE          NONE
Redemption fees                                                   NONE          NONE
Exchange fees                                                     NONE          NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                    .80%         1.00%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .42%         1.29%
TOTAL ANNUAL FUND OPERATING EXPENSES*                            1.22%         2.29%

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below:

                                                                              EUROPEAN
                                                              INTERNATIONAL    EQUITY
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                      GROWTH FUND      FUND
Management fee                                                    .80%          .00%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .41%         1.16%
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.21%         1.16%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
INTERNATIONAL GROWTH FUND                 $ 124        $ 387        $ 670       $1,477
EUROPEAN EQUITY FUND                      $ 232        $ 715        $1,225      $2,626

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                              U.S. CORE
                                                               EQUITY     FOCUS
                                                                FUND      FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                NONE      NONE
Deferred sales charge "load"                                    NONE      NONE
Sales charge "load" on reinvested distributions                 NONE      NONE
Redemption fees                                                 NONE      NONE
Exchange fees                                                   NONE      NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                  .75%      .75%
Distribution and service (12b-1) fee                            NONE      NONE
Other expenses                                                  .47%      .67%
TOTAL ANNUAL FUND OPERATING EXPENSES*                          1.22%      1.42%

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below:

                                                                U.S. CORE
                                                                 EQUITY        FOCUS
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                         FUND          FUND
Management fee                                                    .53%          .33%
Distribution and service (12b-1) fee                              NONE          NONE
Other expenses                                                    .46%          .66%
TOTAL ANNUAL FUND OPERATING EXPENSES                              .99%          .99%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
U.S. CORE EQUITY FUND                     $ 124        $ 387        $ 670       $1,477
FOCUS FUND                                $ 145        $ 449        $ 776       $1,702

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                              LONG-SHORT
                                                                MARKET
                                                               NEUTRAL
                                                                 FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases                                 NONE
Deferred sales charge "load"                                     NONE
Sales charge "load" on reinvested distributions                  NONE
Redemption fees                                                  NONE
Exchange fees                                                    NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                                                  1.50%(1)
Distribution and service (12b-1) fee                             NONE
Other expenses(2)                                               2.43%
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                         3.93%

(1) The basic management fee is 1.50%. The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-. The management fee, as adjusted, may range from 1.00% to 2.00%.
(2) "Other expenses" and "Total annual fund operating expenses" include dividend and interest expenses incured in connection with short sales, which are included in and reduce the investment return of the fund.
(3) Fee waivers and expense reimbursements or credits reduced expenses for the fund during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below:

                                                              LONG-SHORT
                                                                MARKET
                                                               NEUTRAL
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                        FUND
Management fee                                                  1.00%
Distribution and service (12b-1) fee                             NONE
Other expenses                                                  2.33%
TOTAL ANNUAL FUND OPERATING EXPENSES                            3.33%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
LONG-SHORT MARKET
 NEUTRAL FUND                             $ 395        $1,198       $2,018      $4,147

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 1999.

                                                                                STRATEGIC
                                           U.S. CORE                             GLOBAL
                                             FIXED                  MUNICIPAL     FIXED
                                            INCOME     HIGH YIELD     BOND       INCOME
                                             FUND         FUND        FUND        FUND
SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge "load" on purchases             NONE         NONE        NONE        NONE
Deferred sales charge "load"                 NONE         NONE        NONE        NONE
Sales charge "load" on reinvested
 distributions                               NONE         NONE        NONE        NONE
Redemption fees                              NONE         NONE        NONE        NONE
Exchange fees                                NONE         NONE        NONE        NONE
ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)
Management fee                               .37%         .70%        .70%        .50%
Distribution and service (12b-1) fee         NONE         NONE        NONE        NONE
Other expenses                               .25%         .34%        .73%        .77%
TOTAL ANNUAL FUND OPERATING EXPENSES*        .62%        1.04%       1.43%       1.27%

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 1999 are shown below:

                                                                                STRATEGIC
                                           U.S. CORE                             GLOBAL
                                             FIXED                  MUNICIPAL     FIXED
EXPENSES AFTER WAIVERS AND                  INCOME     HIGH YIELD     BOND       INCOME
REIMBURSEMENTS                               FUND         FUND        FUND        FUND
Management fee                               .21%         .39%        .28%        .00%
Distribution and service (12b-1) fee         NONE         NONE        NONE        NONE
Other expenses                               .23%         .30%        .71%        .74%
TOTAL ANNUAL FUND OPERATING EXPENSES         .44%         .69%        .99%        .74%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
U.S. CORE FIXED INCOME FUND               $  63        $ 199        $ 346       $ 774
HIGH YIELD FUND                           $ 106        $ 331        $ 574       $1,271
MUNICIPAL BOND FUND                       $ 146        $ 452        $ 782       $1,713
STRATEGIC GLOBAL FIXED
 INCOME FUND                              $ 129        $ 403        $ 697       $1,534

                              THE FUNDS IN DETAIL

--- THE MANAGEMENT FIRMS
----------------------------------

CREDIT SUISSE ASSET MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

- Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategy and supervising the activities of the sub-investment adviser for the European Equity and Strategic Global Fixed Income Funds

- A member of Credit Suisse Asset Management (CSAM), the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks

- CSAM companies manage more than $58 billion in the U.S. and $186 billion globally

- CSAM has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

- Sub-investment adviser for the European Equity and Strategic Global Fixed Income Funds

- A member of CSAM

--- MULTI-CLASS STRUCTURE
----------------------------------

    This PROSPECTUS describes the Institutional Class shares of the funds. The Common Class shares of the funds, if offered, are described in separate prospectuses.

--- FUND INFORMATION KEY
---------------------------------

    Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser or sub-adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

    Actual expenses for the 1999 fiscal period. Future expenses may be higher or lower.

    - MANAGEMENT FEE The fee paid to the investment adviser and sub-adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

    - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal, registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

    A table showing each fund's audited financial performance for up to five years.

    - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

    - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                       This page intentionally left blank

                           INTERNATIONAL GROWTH FUND

--- GOAL AND STRATEGIES
-------------------------------

    The International Growth Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

    Although it is not an index fund and does not seek to replicate the performance of any index, this fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers.

    Under normal market conditions, the fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The fund may invest in companies of all sizes.

    In managing the fund's investments, the portfolio managers:

    - combine top-down regional analysis with bottom-up company research

    - look for countries, sectors and companies with solid growth prospects and attractive market valuations

    - focus research efforts on early identification of new investment opportunities while seeking to manage risk

--- PORTFOLIO INVESTMENTS
----------------------------------

    Equity holdings may include:

    - common and preferred stocks

    - securities convertible into common or preferred stock

    - rights and warrants

    - depositary receipts

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - foreign securities

    - market risk

    - non-diversified risk

    The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Steven D. Bleiberg, Richard Watt, Emily Alejos, Robert B. Hrabchak and Alan Zlatar manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .80%
All other expenses                    .41%
                                     ----
Total expenses                       1.21%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                    8/99           8/98           8/97           8/96           8/95
PERIOD ENDED:                                    -----------    -----------    -----------    -----------    -----------
PER-SHARE DATA
Net asset value, beginning of year.............   $  22.70       $  22.22       $  19.41       $  18.24       $  20.73
                                                  --------       --------       --------       --------       --------
  Income from investment operations:
    Net investment income (loss)...............       0.14           0.15           0.18           0.19           0.06
    Net gain (loss) on investments and foreign
      currency transactions (both realized and
      unrealized)..............................       2.90           3.26           2.89           1.05          (1.75)
                                                  --------       --------       --------       --------       --------
    Total from investment operations...........       3.04           3.41           3.07           1.24          (1.69)
                                                  --------       --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income.......      (0.28)            --          (0.26)         (0.07)            --
    Distributions from capital gains...........      (1.99)         (2.93)            --             --          (0.80)
                                                  --------       --------       --------       --------       --------
    Total distributions........................      (2.27)         (2.93)         (0.26)         (0.07)         (0.80)
                                                  --------       --------       --------       --------       --------
Net asset value, end of year...................   $  23.47       $  22.70       $  22.22       $  19.41       $  18.24
                                                  ========       ========       ========       ========       ========
Total return...................................      13.88%         16.74%         15.93%          6.81%(1)      (8.06%)(1)
Ratios/supplemental data:
  Net assets, end of year (000s omitted).......   $675,118       $623,482       $568,510       $682,271       $773,255
  Ratio of expenses to average net assets......       1.21%(2)       1.14%(2)       1.16%(2)       1.19%(2)       1.25%(2)
  Ratio of net investment income (loss) to
    average net assets.........................       0.60%          0.72%          0.71%          0.84%          0.35%
  Fund turnover rate...........................        182%           141%           126%            86%            78%

(1)   Redemption fees not reflected in total return.

(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.23%, 1.25%, 1.22% and 1.26% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                              EUROPEAN EQUITY FUND

--- GOAL AND STRATEGIES
-------------------------------

    The European Equity Fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of Western European companies.

    The fund considers Western Europe to include the European Union, Norway and Switzerland. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

    Under normal market conditions, the fund invests at least 65% of assets in equity securities of companies located in or conducting a majority of their business in Western Europe or companies whose securities trade primarily in Western European markets. To enhance return potential, the fund may also pursue opportunities in other European countries.

    The fund intends to diversify its investments across different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.

    In choosing stocks, the portfolio managers consider a number of factors including:

    - stock price relative to the company's rate of earnings growth

    - valuation relative to other European companies and market averages

    - merger-and-acquisition trends on companies' business strategies

--- PORTFOLIO INVESTMENTS
----------------------------------

    This fund currently intends to invest at least 80% of assets in equity securities of Western European companies. These equity securities include:

    - common and preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    To a limited extent, the fund may engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - foreign securities

    - region focus

    The value of your investment will fluctuate in response to Western European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Harold W. Ehrlich, J.H. Cullum Clark and Nancy Nierman manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                       0.00%
All other expenses                   1.16%
                                     ----
Total expenses                       1.16%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                  8/99(1)
PERIOD ENDED:                                                 ---------------
PER-SHARE DATA
Net asset value, beginning of period........................      $10.00
                                                                  ------
  Income from investment operations:
    Net investment income (loss)............................        0.09
    Net gain (loss) on investments and foreign currency
     transactions (both realized and unrealized)............       (0.29)
                                                                  ------
    Total from investment operations........................       (0.20)
                                                                  ------
  Less distributions:
    Dividends from net investment income....................          --
    Distributions from capital gains........................          --
                                                                  ------
    Total distributions.....................................          --
                                                                  ------
Net asset value, end of period..............................      $ 9.80
                                                                  ======
Total return................................................       (2.00%)(2)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................         $98
  Ratio of expenses to average net assets...................        1.16%(3,4)
  Ratio of net income (loss) to average net assets..........        1.67%(4)
  Fund turnover rate........................................        1.61%(2)

(1) For the period January 29, 1999 (commencement of operations) through August 31, 1999.

(2)   Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.29% annualized for the period ended August 31, 1999.

(4)   Annualized.

                             U.S. CORE EQUITY FUND

--- GOAL AND STRATEGIES
-------------------------------

    The U.S. Core Equity Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of large U.S. companies.

    In choosing stocks, the fund's portfolio managers use quantitative techniques to seek to identify companies with improving momentum and reasonable relative valuations. They emphasize the following five factors:

    - earnings

    - valuation

    - stability/consistency

    - relative price strength/sentiment

    - financial strength

    The managers seek to maintain characteristics that roughly mirror the S&P 500 Index with respect to:

    - market capitalization

    - industry/sector weightings

    - style exposure

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

    - common stocks

    - preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    The fund may invest up to 35% of its assets in dollar-denominated American Depositary Receipts (ADRs) and similar securities of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    The value of your investment will fluctuate in response to stock market movements.

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    William W. Priest, Jr., Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .53%
All other expenses                    .46%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                          8/99          8/98          8/97          8/96          8/95
PERIOD ENDED:                          ----------    ----------    ----------    ----------    ----------
PER-SHARE DATA
Net asset value, beginning of
  period.............................   $  21.73      $  24.40      $  19.05      $  17.86      $  15.00
                                        --------      --------      --------      --------      --------
  Income from investment operations:
    Net investment income (loss).....       0.07          0.01          0.14          0.20          0.22
    Net gain (loss) on investments
      (both realized and
      unrealized)....................       7.56          0.88          6.82          2.81          2.72
                                        --------      --------      --------      --------      --------
    Total from investment
      operations.....................       7.63          0.89          6.96          3.01          2.94
                                        --------      --------      --------      --------      --------
  Less distributions:
    Dividends from net investment
      income.........................      (0.04)        (0.13)        (0.20)        (0.21)        (0.08)
    Distributions from realized
      capital gains..................      (9.74)        (3.43)        (1.41)        (1.61)           --
                                        --------      --------      --------      --------      --------
    Total distributions..............      (9.78)        (3.56)        (1.61)        (1.82)        (0.08)
                                        --------      --------      --------      --------      --------
Net asset value, end of period.......   $  19.58      $  21.73      $  24.40      $  19.05      $  17.86
                                        ========      ========      ========      ========      ========
Total return.........................      38.07%         3.18%        38.32%        17.59%        19.75%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).........................    $70,081       $63,514       $86,182       $59,015       $31,644
  Ratio of expenses to average net
    assets...........................       0.99%*        1.00%*        1.00%*        1.00%*        1.00%*
  Ratio of net investment income
    (loss) to average net assets.....       0.32%         0.23%         0.67%         1.25%         1.59%
  Fund turnover rate.................        110%          164%           93%          127%          123%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.18%, 1.18% and 1.34% for the years ended August 31, 1999, 1998, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995.

                                   FOCUS FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Focus Fund seeks long-term appreciation of capital. To pursue this goal, the fund invests in securities of approximately 40-60 U.S. companies. The "top ten" (largest company holdings) in the fund's portfolio may account for 40% or more of the fund's assets. In addition, the fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors.

    In choosing stocks, the fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The managers look for companies that:

    - earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

    - create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

    - have current market valuations that do not fully recognize future economically profitable growth

    The managers believe this approach allows them to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The portfolio managers construct the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in U.S. equity securities. Equity holdings may consist of:

    - common stocks

    - preferred stocks

    - securities convertible into common stocks

    - securities such as rights and warrants, whose values are based on common stocks

    The fund may invest without limit in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    The value of your investment will vary with changes in interest rates and other factors.

    Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because this fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    James A. Abate and D. Susan Everly manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .33%
All other expenses                    .66%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                 8/99          8/98(1)
PERIOD ENDED:                                                 -----------    -----------
PER-SHARE DATA
Net asset value, beginning of period........................    $ 13.17        $ 15.00
                                                                -------        -------
  Income from investment operations:
    Net investment income (loss)............................       0.08           0.01
    Net gain (loss) on investments (both realized and
      unrealized)...........................................       6.92          (1.84)
                                                                -------        -------
    Total from investment operations........................       7.00          (1.83)
                                                                -------        -------
  Less distributions:
    Dividends from net investment income....................      (0.02)            --
    Distributions from capital gains........................         --             --
                                                                -------        -------
    Total distributions.....................................      (0.02)            --
                                                                -------        -------
Net asset value, end of period..............................    $ 20.15        $ 13.17
                                                                =======        =======
Total return................................................      53.21%        (12.20%)(2)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $35,394        $22,659
  Ratio of expenses to average net assets...................       0.99%(3)       1.00%(3,4)
  Ratio of net investment income (loss) to average net
    assets..................................................       0.47%          0.92%(4)
  Fund turnover rate........................................        209%            52%(2)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.

(2)   Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.42% for the year ended August 31, 1999 and 1.30% annualized for the period ended August 31, 1998.

(4)   Annualized.

                         LONG-SHORT MARKET NEUTRAL FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Long-Short Market Neutral Fund seeks long-term capital appreciation while minimizing exposure to general equity market risk. This fund seeks a total return greater than the return of the Salomon Smith Barney 1-Month Treasury Bill Index-TM-.

    To pursue its goal, the fund takes long positions in stocks that the portfolio manager has identified as attractive and short positions in stocks that the manager has identified as unattractive. In doing so, the fund attempts to minimize directional market risks associated with investing in the equity market by neutralizing the effects of general stock market movements on its performance.

    In choosing long and short positions for the fund, the portfolio managers use quantitative techniques to analyze the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The managers seek to construct a portfolio that has:

    - minimal net exposure to the general U.S. equity market

    - low to neutral exposure to any particular industry or specific capitalization range (e.g., large cap, mid cap and small cap)

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund takes long and short positions in equity securities that are principally traded in U.S. markets. These securities may include:

    - common stocks of U.S. issuers

    - American depositary receipts of foreign issuers

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - market risk

    - non-diversified risk

    - short positions

    The value of your investment will fluctuate in response to stock market movements.

    Although all mutual funds are subject to the risk that the fund's portfolio managers will not make good investments, the fund's strategy of taking both long and short positions increases this risk because long positions could decline in value at the same time short positions increase. As with other mutual funds, taking long positions in stocks that decline in value would hurt the fund's performance. Additionally, however, if the fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar stock mutual funds that do not take short positions. Short sales also involve expenses that will decrease the fund's return.

    An investment in the fund involves greater volatility and significantly more risks than investing in one-month U.S. Treasury bills. Unlike Treasury bills:

    - an investment in the fund is not guaranteed by the U.S. government

    - the fund does not provide a fixed rate of return

    - you can lose money by investing in the fund

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    William W. Priest, Jr., Eric N. Remole, Marc Bothwell and Michael Welhoelter manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                       1.00%*
All other expenses                   2.33%
                                     ----
Total expenses                       3.33%

* The basic management fee is 1.50%. The management fee of the fund may be increased or decreased pursuant to the application of an adjustment formula based upon the fund's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM-. The management fee, as adjusted, may range from 1.00% to 2.00%.

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                                                8/99          8/98(1)
PERIOD ENDED:                                                 ---------   ----------------
PER-SHARE DATA
Net asset value, beginning of period........................   $ 15.27         $15.00
                                                               -------         ------
  Income from investment operations:
    Net investment income (loss)............................    0.39(2)          0.05
    Net gain (loss) on investments and securities sold short
      (both realized and unrealized)........................     (1.25)          0.22
                                                               -------         ------
    Total from investment operations........................     (0.86)          0.27
                                                               -------         ------
  Less distributions:
    Dividends from net investment income....................     (0.07)            --
    Distributions from capital gains........................     (0.13)            --
                                                               -------         ------
    Total distributions.....................................     (0.20)            --
                                                               -------         ------
Net asset value, end of period..............................   $ 14.21         $15.27
                                                               =======         ======
Total return................................................     (5.68%)         1.80%(3)
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $5,901         $6,302
  Ratio of expenses to average net assets (including
    dividend expenses)......................................      3.33%(4)        4.32%(4,5)
  Ratio of expenses to average net assets (excluding
    dividend expenses)......................................      2.00%(4)        2.00%(4,5)
  Ratio of net investment income (loss) to average net
    assets..................................................      2.65%          1.96%(5)
  Fund turnover rate........................................       705%           130%(3)

(1) For the period August 3, 1998 (commencement of operations) through August 31, 1998.

(2) Per share information is calculated using the average share outstanding method.

(3)   Not annualized.

(4) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998.

(5)   Annualized.

                          U.S. CORE FIXED INCOME FUND

--- GOAL AND STRATEGIES
-------------------------------
    The U.S. Core Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. issuers.
    The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted-average maturity will typically be between five and 15 years.

--- PORTFOLIO INVESTMENTS
----------------------------------
    Under normal market conditions, this fund invests at least 65% of assets in U.S. fixed-income securities such as:
    - corporate bonds, debentures and notes
    - government and agency securities
    - mortgage-backed securities
    The fund may invest:
    - up to 35% of assets in debt securities of foreign issuers
    - up to 20% of assets in securities denominated in foreign currency
    - up to 10% of assets in non-investment-grade debt securities (junk bonds) of issuers located in emerging markets
    - up to 10% of assets in bonds convertible into equity securities
    - up to 10% of assets in preferred stocks
    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------
    This fund's principal risk factors are:
    - credit risk
    - interest-rate risk
    - market risk
    - non-diversified risk
    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.
    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.
    To the extent that it invests in certain securities, the fund may be affected by additional risks:
    - mortgage-backed securities: extension and prepayment risks
    - junk bonds: above-average credit, information, market and other risks
    - foreign securities: currency, information and political risks

    - equity securities (including convertible bonds and preferred stocks): information, market and other risks

    These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran and Jose A. Rodriguez manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .21%
All other expenses                    .23%
                                     ----
Total expenses                        .44%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......  $  15.72    $  15.65    $  15.06    $  15.42     $ 14.77
                                          --------    --------    --------    --------     -------
  Income from investment operations:
    Net investment income (loss)........      0.93        0.84        0.92        0.95        0.88
    Net gain (loss) on investments,
      futures and foreign currency
      transactions (both realized and
      unrealized).......................     (0.56)       0.33        0.76       (0.16)       0.61
                                          --------    --------    --------    --------     -------
    Total from investment operations....      0.37        1.17        1.68        0.79        1.49
                                          --------    --------    --------    --------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.91)      (0.87)      (0.97)      (0.93)      (0.84)
    Distributions from capital gains....     (0.17)      (0.23)      (0.12)      (0.22)         --
                                          --------    --------    --------    --------     -------
    Total distributions.................     (1.08)      (1.10)      (1.09)      (1.15)      (0.84)
                                          --------    --------    --------    --------     -------
Net asset value, end of year............  $  15.01    $  15.72    $  15.65    $  15.06     $ 15.42
                                          ========    ========    ========    ========     =======
Total return............................      2.37%       7.77%      11.53%       5.23%      10.60%
Ratios/supplemental data:
  Net assets, end of year (000s
    omitted)............................  $350,844    $393,533    $177,219    $118,596     $99,250
  Ratio of expenses to average net
    assets..............................      0.44%*      0.47%*      0.50%*      0.50%*      0.50%*
  Ratio of net investment income (loss)
    to average net assets...............      5.90%       5.87%       6.31%       6.43%       6.47%
  Fund turnover rate....................       569%        372%        372%        201%        304%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been .62%, .74%, .78%, .78% and .84% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                                HIGH YIELD FUND

--- GOAL AND STRATEGIES
-------------------------------
    The High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. These high-yield, higher-risk securities are commonly known as "junk bonds."
    In choosing investments for the fund, the portfolio managers:
    - emphasize top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy
    - seek to allocate risk by investing among a variety of industry sectors
    - look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

--- PORTFOLIO INVESTMENTS
----------------------------------
    Under normal market conditions, this fund invests at least 65% of assets in high-yield, higher-risk fixed-income securities issued by U.S. and foreign corporations, governments and agencies.
    The fund may invest:
    - without limit in junk bonds, including their unrated equivalents
    - up to 35% of assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options
    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------
    This fund's principal risk factors are:
    - credit risk
    - interest-rate risk
    - market risk
    - non-diversified risk
    The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, junk-bond markets may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.
    Junk bonds generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."
    Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in junk bonds involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Richard Lindquist, Marianne Rossi, Misia Dudley, John Tobin and Mary Ann Thomas manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .39%
All other expenses                    .30%
                                     ----
Total expenses                        .69%

                           ANALYSIS OF CREDIT QUALITY

    During the fiscal period ended August 31, 1999, the percentage of fund securities holdings by rating category based upon a weighted monthly average was:

BONDS-S&P RATING:
AAA.........................................................       .00%
AA..........................................................       .00%
A...........................................................       .00%
BBB.........................................................      2.57%
BB..........................................................     10.81%
B...........................................................     59.17%
CCC.........................................................       .00%
CC..........................................................       .00%
C...........................................................       .00%
Below C or unrated..........................................     22.32%
Cash/Governments/Agencies...................................      5.13%
                                                                ------
TOTAL.......................................................    100.00%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99          8/98          8/97          8/96          8/95
PERIOD ENDED                              ---------    ----------    ----------    ----------    ----------
PER-SHARE DATA
Net asset value, beginning of year......   $ 16.60      $ 17.08       $ 16.09       $ 15.72       $  15.94
                                           -------      -------       -------       -------       --------
  Income from investment operations:
    Net investment income (loss)........      1.42         1.43          1.37          1.47           1.42
    Net gain (loss) on investments (both
      realized and unrealized)..........     (1.33)       (0.49)         0.96          0.40          (0.30)
                                           -------      -------       -------       -------       --------
    Total from investment operations....      0.09         0.94          2.33          1.87           1.12
                                           -------      -------       -------       -------       --------
  Less distributions:
    Dividends from net investment
      income............................     (1.37)       (1.42)        (1.34)        (1.50)         (1.34)
    Distributions from realized capital
      gains.............................        --           --            --            --             --
                                           -------      -------       -------       -------       --------
    Total distributions.................     (1.37)       (1.42)        (1.34)        (1.50)         (1.34)
                                           -------      -------       -------       -------       --------
Net asset value, end of year............   $ 15.32      $ 16.60       $ 17.08       $ 16.09       $  15.72
                                           =======      =======       =======       =======       ========
Total return............................      0.67%        5.48%        15.17%        12.42%          7.79%(1)
Ratios/supplemental data:
  Net assets, end of year (000s
    omitted)............................   $95,129      $94,044       $92,630       $75,849       $153,621
  Ratio of expenses to average net
    assets..............................      0.69%(2)     0.70%(2)      0.70%(2)      0.88%(2)       1.00%(2)
  Ratio of net investment income (loss)
    to average net assets...............      9.10%        8.12%         8.44%         8.92%          9.37%
  Fund turnover rate....................        40%          60%           84%          143%            70%

(1)   Redemption fees not reflected in total return.

(2) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.04%, 1.14%, 1.13%, 1.11% and 1.08% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                       This page intentionally left blank

                              MUNICIPAL BOND FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Municipal Bond Fund seeks high total return. To pursue this goal, it invests in municipal securities -- debt obligations issued by state and local governments within the U.S.

    The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted average maturity will typically be between 10 and 15 years.

    Holdings may include both general-obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 80% of assets in municipal securities.

    The fund may invest:

    - up to 40% of assets in municipal securities issued to finance private activities

    - without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - credit risk

    - interest-rate risk

    - market risk

    - non-diversified status

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

    Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran and Jose A. Rodriguez manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .28%
All other expenses                    .71%
                                     ----
Total expenses                        .99%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......   $ 15.12     $ 14.84     $ 14.65     $ 15.46     $ 15.06
                                           -------     -------     -------     -------     -------
  Income from investment operations:
    Net investment income (loss)........      0.67        0.70        0.72        0.73        0.71
    Net gain (loss) on investments (both
      realized and unrealized)..........     (0.60)       0.40        0.65       (0.37)       0.50
                                           -------     -------     -------     -------     -------
    Total from investment operations....      0.07        1.10        1.37        0.36        1.21
                                           -------     -------     -------     -------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.68)      (0.71)      (0.72)      (0.74)      (0.76)
    Distributions from capital gains....     (0.21)      (0.11)      (0.46)      (0.43)      (0.05)
                                           -------     -------     -------     -------     -------
    Total distributions.................     (0.89)      (0.82)      (1.18)      (1.17)      (0.81)
                                           -------     -------     -------     -------     -------
Net asset value, end of year............   $ 14.30     $ 15.12     $ 14.84     $ 14.65     $ 15.46
                                           =======     =======     =======     =======     =======
Total return............................      0.36%       7.62%       9.74%       2.27%       8.42%
Ratios/supplemental data
  Net assets, end of year (000s
    omitted)............................   $22,423     $22,229     $19,810     $19,581     $48,978
  Ratio of expenses to average net
    assets..............................      0.99%*      1.00%*      1.00%*      1.00%*      1.00%*
  Ratio of net investment income (loss)
    to average net assets...............      4.49%       4.72%       4.88%       4.62%       4.76%
  Fund turnover rate....................        26%         57%         43%         34%         25%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.43%, 1.39%, 1.37%, 1.42% and 1.19% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                       STRATEGIC GLOBAL FIXED INCOME FUND

--- GOAL AND STRATEGIES
-------------------------------

    The Strategic Global Fixed Income Fund seeks high total return. To pursue this goal, it invests in fixed-income securities of U.S. and foreign issuers denominated in various currencies.

    This fund may invest in any country or region, including emerging markets. The portfolio managers generally seek to invest in countries exhibiting an attractive combination of fixed-income returns and currency exchange rates. If the currency trend is unfavorable, the managers may seek to reduce the currency risk through hedging. In addition, the portfolio managers may also engage in currency transactions to seek to generate income.

    The fund seeks to maintain a weighted-average credit rating comparable to at least the BBB rating of Standard & Poor's Ratings Services.

--- PORTFOLIO INVESTMENTS
----------------------------------

    Under normal market conditions, this fund invests at least 65% of assets in fixed-income securities of corporate, government and agency issuers located in at least three countries, including the U.S.

    Fixed-income holdings may include:

    - corporate bonds, debentures and notes

    - U.S. and foreign government and agency securities

    - securities of supranational organizations

    - preferred stocks

    - securities convertible into equity securities

    - mortgage-backed and asset-backed securities

    The fund may:

    - concentrate its investments in a single country or region

    - invest without limit in fixed-income securities rated below investment-grade (junk bonds)

    To a limited extent, the fund may also engage in other investment practices.

--- RISK FACTORS
---------------------

    This fund's principal risk factors are:

    - credit risk

    - foreign securities

    - interest-rate risk

    - market risk

    - non-diversified status

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

    International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--- PORTFOLIO MANAGEMENT
-----------------------------------

    Gregg M. Diliberto, Mark K. Silverstein, Jo Ann Corkran, Jose A. Rodriguez and Dilip K. Rasgotra manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

--- INVESTOR EXPENSES
----------------------------

Management fee                        .00%
All other expenses                    .74%
                                     ----
Total expenses                        .74%

--- FINANCIAL HIGHLIGHTS
--------------------------------

    The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                            8/99        8/98        8/97        8/96        8/95
PERIOD ENDED:                             ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of year......   $ 15.10     $ 15.41     $ 15.75     $ 15.67     $ 15.00
                                           -------     -------     -------     -------     -------
  Income from investment operations:
    Net investment income (loss)........      0.79        0.87        0.85        0.87        1.06
    Net gain (loss) on investments,
      futures and foreign currency
      transactions (both realized and
      unrealized).......................     (0.35)      (0.25)      (0.16)       0.58        0.49
                                           -------     -------     -------     -------     -------
    Total from investment operations....      0.44        0.62        0.69        1.45        1.55
                                           -------     -------     -------     -------     -------
  Less distributions:
    Dividends from net investment
      income............................     (0.29)      (0.45)      (0.71)      (1.22)      (0.88)
    Distributions from realized capital
      gains.............................     (0.28)      (0.48)      (0.32)      (0.15)         --
                                           -------     -------     -------     -------     -------
    Total distributions.................     (0.57)      (0.93)      (1.03)      (1.37)      (0.88)
                                           -------     -------     -------     -------     -------
Net asset value, end of year............   $ 14.97     $ 15.10     $ 15.41     $ 15.75     $ 15.67
                                           =======     =======     =======     =======     =======
Total return............................      2.78%       4.19%       4.48%       9.65%      10.72%
Ratios/supplemental data
  Net assets, end of year (000s
    omitted)............................   $27,342     $28,483     $44,285     $38,348     $19,565
  Ratio of expenses to average net
    assets..............................      0.74%*      0.75%*      0.75%*      0.75%*      0.75%*
  Ratio of net investment income (loss)
    to average net assets...............      4.96%       5.30%       5.31%       7.37%       7.26%
  Fund turnover rate....................       305%        283%         98%         87%         91%

* Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.27%, 1.17%, 0.98%, 1.07% and 1.29% for the years ended
    August 31, 1999, 1998, 1997, 1996 and 1995, respectively.

                                MORE ABOUT RISK

--- INTRODUCTION
----------------------
    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.
    The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--- TYPES OF INVESTMENT RISK
-------------------------------------
    The following risks are referred to throughout this PROSPECTUS.
    ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.
    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.
    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.
    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.
    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.
    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.
    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.
    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

    YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which the funds invest to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact a fund's performance.

                         CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/x/ Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ / Permitted, but not expected to be used to a significant extent

-- Not permitted






                                                                                    INTERNATIONAL
                                                                                     GROWTH FUND


INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------------

BORROWING  The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                            33 1/3%

COUNTRY/REGION FOCUS  Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a
more geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.          /x/

CURRENCY HEDGING  Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
VALUATION RISKS.                                                                         /x/

EMERGING MARKETS  Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                              30%

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                          /x/

FOREIGN SECURITIES  Securities of foreign issuers. May include depositary
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.          /x/

FUTURES AND OPTIONS ON FUTURES  Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                   / /

INVESTMENT-GRADE DEBT SECURITIES  Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-
RATE, MARKET RISKS.                                                                      / /

MORTGAGE-BACKED AND ASSET-BACKED (3) SECURITIES  Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other
receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.              / /

MUNICIPAL SECURITIES  Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                        / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                                      / /

OPTIONS  Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED EXPOSURE,
LIQUIDITY, MARKET,  SPECULATIVE EXPOSURE RISKS.                                          / /




                                                                                                      STRATE-
                                                                  LONG-    U.S.                       GIC
                                         EURO-     U.S.           SHORT-   CORE              MUNICI-  GLOBAL
                                         PEAN      CORE           MARKET   FIXED    HIGH     PAL      FIXED
                                         EQUITY   EQUITY   FOCUS  NEUTRAL  INCOME   YIELD    BOND     INCOME
                                         FUND      FUND    FUND    FUND     FUND     FUND     FUND     FUND


INVESTMENT PRACTICE                                                  LIMIT
--------------------------------------------------------------------------------------------------------------

BORROWING  The borrowing of money from
banks to meet redemptions or for other
temporary or emergency purposes.
SPECULATIVE EXPOSURE RISK.                  30%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%

COUNTRY/REGION FOCUS  Investing a
significant portion of fund assets in a
single country or region. Market swings
in the targeted country or region will
be likely to have a greater effect on
fund performance than they would in a
more geographically diversified equity
fund. CURRENCY, MARKET, POLITICAL RISKS.    /x/     /x/      /x/      /x/      /x/      / /      --    /x/

CURRENCY HEDGING  Instruments, such as
options, futures, forwards or swaps,
intended to manage fund exposure to
currency risk. Options, futures or
forwards involve the right or obligation
to buy or sell a given amount of foreign
currency at a specified price and future
date. Swaps involve the right or
obligation to receive or make payments
based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED
EXPOSURE, LIQUIDITY, POLITICAL,
VALUATION RISKS.                            /x/      / /      / /      / /      /x/      / /      --       /x/

EMERGING MARKETS  Countries generally
considered to be relatively less
developed or industrialized. Emerging
markets often face economic problems
that could subject the fund to increased
volatility or substantial declines in
value. Deficiencies in regulatory
oversight, market infra-structure,
shareholder protections and company laws
could expose the fund to risks beyond
those generally encountered in developed
countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL,
POLITICAL, VALUATION RISKS.                  20%     / /      / /      / /      / /      / /      --      /x/

EQUITY AND EQUITY-RELATED SECURITIES
Common stocks and other securities
representing or related to ownership in
a company. May also include warrants,
rights, options, preferred stocks and
convertible debt securities. These
investments may go down in value due
to stock market movements or negative
company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                     /x/      /x/      /x/      /x/      / /      / /      / /      / /

FOREIGN SECURITIES  Securities of foreign
issuers. May include depositary receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                  /x/      / /      35%      / /      35%      / /      --       /x/

FUTURES AND OPTIONS ON FUTURES  Exchange-
traded contracts that enable the fund to
hedge against or speculate on future
changes in currency values, interest
rates or stock indexes. Futures obligate
the fund (or give it the right, in the
case of options) to receive or make
payment at a specific future time based
on those future changes.(1) CORRELATION,
CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)       / /      / /      / /      / /      / /      / /      --       / /

INVESTMENT-GRADE DEBT SECURITIES  Debt
securities rated within the four highest
grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating
service, and unrated securities of
comparable quality. CREDIT, INTEREST-
RATE, MARKET RISKS.                          / /      / /      / /      / /      / /      / /      / /      / /

MORTGAGE-BACKED AND ASSET-BACKED (3)
SECURITIES  Debt securities backed by
pools of mortgages, including
passthrough certificates and other
senior classes of collateralized
mortgage obligations (CMOs), or other
receivables. CREDIT, EXTENSION, INTEREST-
RATE, LIQUIDITY, PREPAYMENT RISKS.           --      / /      / /      --       /x/      / /      --       /x/

MUNICIPAL SECURITIES  Debt obligations
issued by or on behalf of states,
territories and possessions of the U.S.
and the District of Columbia and their
political subdivisions, agencies and
instrumentalities. Municipal securities
may be affected by uncertainties
regarding their tax status, legislative
changes or rights of municipal-securities
holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                            --      / /      / /      --       / /      / /      /x/      / /

NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities and convertible
securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated
securities of comparable quality.
Commonly referred to as junk bonds.
CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.          /20%/     / /      / /      --      / /      /x/      --       / /

OPTIONS  Instruments that provide a right
to buy (call) or sell (put) a particular
security, currency or index of securities
at a fixed price within a certain time
period. The fund may purchase or sell
(write) both put and call options for
hedging or speculative purposes.(1)
CORRELATION, CREDIT, HEDGED EXPOSURE,
LIQUIDITY, MARKET,  SPECULATIVE EXPOSURE
RISKS.                                       / /      / /     / /      / /      / /      / /      --       / /






                                                                                        INTER-
                                                                                       NATIONAL
                                                                                        GROWTH
                                                                                         FUND


INVESTMENT PRACTICE                                                                      LIMIT
------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS  Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                       /x/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                         /15%/

SECURITIES LENDING  Lending portfolio securities to financial institutions;
the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                 33 1/3%

SHORT POSITIONS  Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                                     / /

SHORT SALES "AGAINST THE BOX"  A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                             / /

SHORT-TERM TRADING  Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses.
Increased short-term capital gains distributions could raise shareholders'
income tax liability.                                                                      / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                              /5%/

STRUCTURED INSTRUMENTS  Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct invest-
ment is restricted. CREDIT, CURRENCY, INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                                                            / /

TEMPORARY DEFENSIVE TACTICS  Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and
might prevent the fund from achieving its goal.                                             / /

WARRANTS  Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                          / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS  The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   /25%/

ZERO-COUPON BONDS  Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between
purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                             / /



(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.
(3) Although there is no stated investment limitation with respect to mortgage-backed securities, each fund will limit its investments in asset-backed securities to 25% of total assets.


                                                                                                         STRATE-
                                                                       LONG-     U.S.                      GIC
                                             EURO-    U.S.             SHORT-    CORE           MUNICI-  GLOBAL
                                             PEAN     CORE             MARKET    FIXED   HIGH    PAL      FIXED
                                            EQUITY   EQUITY    FOCUS   NEUTRAL  INCOME  YIELD    BOND     INCOME
                                             FUND     FUND     FUND     FUND     FUND    FUND    FUND     FUND


INVESTMENT PRACTICE                                                    LIMIT
-----------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS  Foreign govern-
ments may sell all or part of their
interests in enterprises they own or
control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                /x/     / /        / /      / /     / /     / /        --      / /

RESTRICTED AND OTHER ILLIQUID SECURITIES
Securities with restrictions on trading,
or those not actively traded. May include
private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                              /15%/    /15%/     /15%/     /15%/    /15%/    /15%/    /15%/    /15%/

SECURITIES LENDING  Lending portfolio
securities to financial institutions;
the fund receives cash, U.S. government
securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                          33 1/3%   33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%  33 1/3%

SHORT POSITIONS  Selling borrowed
securities with the intention of
repurchasing them for a profit on the
expectation that the market price will
drop. If a fund were to take short
positions in stocks that increase in
value, then it would be likely to
underperform similar mutual funds
that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                          / /      / /       / /       /x/      / /     / /      --      / /

SHORT SALES "AGAINST THE BOX"  A short
sale when the fund owns enough shares
of the security involved to cover the
borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                          / /      / /       / /       / /      / /     / /      --      / /

SHORT-TERM TRADING  Selling a security
shortly after purchase. A fund engaging
in short-term trading will have higher
turnover and transaction expenses.
Increased short-term capital gains
distributions could raise shareholders'
income tax liability.                           /x/     / /       / /       / /      / /      / /      / /      / /

START-UP AND OTHER SMALL COMPANIES
Companies with small relative market
capitalizations, including those with
continuous operations of less than
three years. INFORMATION, LIQUIDITY,
MARKET, VALUATION RISKS.                      /5%/     /5%/      /5%/       /5%/     /5%/     /5%/     /5%/     /5%/

STRUCTURED INSTRUMENTS  Swaps,
structured securities and other
instruments that allow the fund to gain
access to the performance of a benchmark
asset (such as an index or selected
stocks) where the fund's direct invest-
ment is restricted. CREDIT, CURRENCY,
INFORMATION,
INTEREST-RATE, LIQUIDITY, MARKET,
POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                / /      / /       / /       / /      / /      / /       --      / /

TEMPORARY DEFENSIVE TACTICS  Placing
some or all of the fund's assets in
investments such as money-market
obligations and investment-grade debt
securities for defensive purposes.
Although intended to avoid losses in
adverse market, economic, political or
other conditions, defensive tactics
might be inconsistent with the fund's
principal investment strategies and
might prevent the fund from achieving
its goal.                                       / /      / /       / /       / /      / /      / /      / /      / /

WARRANTS  Options issued by a company
granting the holder the right to buy
certain securities, generally common
stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                     /15%/      / /       / /       / /      / /      / /      / /      / /

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS  The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                  20%     /25%/     /25%/     / /     /25%/     /25%/    /25%/    /25%/

ZERO-COUPON BONDS  Debt securities
that pay no cash income to holders
for either an intial period or until
maturity and are issued at a discount
from maturity value. At maturity, return
comes from the difference between
purchase price and maturity value.
INTEREST-RATE, MARKET RISKS.                    / /      / /       / /       / /      / /      / /       --      / /


                               MEET THE MANAGERS

    The day-to-day portfolio management of the International Growth Fund is the responsibility of the Credit Suisse Asset Management International Equity Management Team. The team consists of the following individuals:

                                    [PHOTO]
                               STEVEN D. BLEIBERG
                               MANAGING DIRECTOR
/ /  Team member since 1991
/ /  With Credit Suisse Asset Management since 1991

                                    [PHOTO]
                                  RICHARD WATT
                               MANAGING DIRECTOR
/ /  Team member since 1995
/ /  With Credit Suisse Asset Management since 1995
/ / Director and head of emerging markets investments and research at Gartmore Investment Limited in London, 1992 to 1995

                                    [PHOTO]
                                  EMILY ALEJOS
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Vice president and emerging markets portfolio manager with Bankers Trust, 1993 to 1997

                                    [PHOTO]
                               ROBERT B. HRABCHAK
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ /  Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997

/ /  Associate at Salomon Brothers, 1993 to 1995
                                    [PHOTO]
                                  ALAN ZLATAR
                                 VICE PRESIDENT
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ /  European equity analyst at Credit Suisse Group in Zurich, 1994 to 1997

    The following individuals are primarily responsible for the day-to-day portfolio management of the European Equity Fund:

                                    [PHOTO]
                          HAROLD W. EHRLICH, CFA, CIC
                               MANAGING DIRECTOR
/ /  Co-Portfolio Manager, European Equity Fund since 1999
/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /  With Warburg Pincus Asset Management since 1995
/ / Senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc., 1987 to 1995

                                    [PHOTO]
                                 NANCY NIERMAN
                                    DIRECTOR
/ /  Co-Portfolio Manager, European Equity Fund since 1999
/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management
/ /  With Warburg Pincus Asset Management since 1996

/ /  Vice president at Fiduciary Trust Company International, 1992 to 1996
                                    [PHOTO]
                               J.H. CULLUM CLARK
                                    DIRECTOR

/ /  Co-Portfolio Manager, European Equity Fund since 1999

/ / Joined Credit Suisse Asset Management in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management

/ /  With Warburg Pincus Asset Management since 1996

/ /  Analyst and portfolio manager at Brown Brothers Harriman, 1993 to 1996

    The day-to-day portfolio management of the U.S. Core Equity Fund is the responsibility of the Credit Suisse Asset Management Equity Management Team. The team consists of the following individuals:

                                    [PHOTO]
                             WILLIAM W. PRIEST, JR.
                             CEO, MANAGING DIRECTOR

/ /  Team member since 1972

/ /  With Credit Suisse Asset Management for more than 25 years

                                    [PHOTO]
                                 ERIC N. REMOLE
                               MANAGING DIRECTOR

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Managing director and portfolio manager of Chancellor LGT Asset Management, Inc., 1983 to 1997

                                    [PHOTO]
                                MARC E. BOTHWELL
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1994 to 1997

                                    [PHOTO]
                             MICHAEL A. WELHOELTER
                                 VICE PRESIDENT

/ /  Team member since 1993

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1986 to 1997

    The day-to-day portfolio management of the Focus Fund is the responsibility of the Credit Suisse Asset Management Value Equity Management Team. The team consists of the following individuals:

                                    [PHOTO]
                                 JAMES A. ABATE
                               MANAGING DIRECTOR

/ /  Team member since 1995

/ /  With Credit Suisse Asset Management since 1995

/ /  Managing director at VERT Independent Capital Research, 1993 to 1995

                                    [PHOTO]
                                D. SUSAN EVERLY
                                    DIRECTOR

/ /  Team member since 1998

/ /  With Credit Suisse Asset Management since 1998

/ /  Securities analyst at Goldman Sachs, 1996 to 1998

/ /  Financial analyst at First Boston, 1991 to 1994

    The day-to-day portfolio management of the Long-Short Market Neutral Fund is the responsibility of the Credit Suisse Asset Management Structured Equity Team. The team consists of the following individuals:

                                    [PHOTO]
                             WILLIAM W. PRIEST, JR.
                             CEO, MANAGING DIRECTOR

/ /  Team member since 1972

/ /  With Credit Suisse Asset Management for more than 25 years

                                    [PHOTO]
                                 ERIC N. REMOLE
                               MANAGING DIRECTOR

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Managing director and portfolio manager of Chancellor LGT Asset Management, Inc., 1983 to 1997

                                    [PHOTO]
                                MARC E. BOTHWELL
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1994 to 1997

                                    [PHOTO]
                             MICHAEL A. WELHOELTER
                                 VICE PRESIDENT

/ /  Team member since 1997

/ /  With Credit Suisse Asset Management since 1997

/ / Vice president and portfolio manager at Chancellor LGT Asset Management, Inc., 1986 to 1997

    The day-to-day portfolio management of the High Yield Fund is the responsibility of the Credit Suisse Asset Management High Yield Management Team. The team consists of the following individuals:

                                    [PHOTO]
                               RICHARD LINDQUIST
                               MANAGING DIRECTOR
/ /  Team member since 1989
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.
/ /  With First Boston since 1989

                                    [PHOTO]
                                  MISIA DUDLEY
                                    DIRECTOR
/ /  Team member since 1989
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.
/ /  With First Boston since 1989

                                    [PHOTO]
                                 MARIANNE ROSSI
                               MANAGING DIRECTOR
/ /  Team member since 1991
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.
/ /  With First Boston since 1991

                                    [PHOTO]
                                MARY ANN THOMAS
                                    DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Vice president and high yield bond analyst at Prudential Insurance Company of America, 1994 to 1997

                                    [PHOTO]
                                   JOHN TOBIN
                                    DIRECTOR
/ /  Team member since 1990
/ / Joined Credit Suisse Asset Management in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp.
/ /  With First Boston since 1990

    The Credit Suisse Asset Management Fixed Income Management Team is responsible for the day-to-day portfolio management of the Municipal Bond Fund and the U.S. Core Fixed Income Fund and supervising the activities of Credit Suisse Asset Management Limited, the sub-investment adviser for the Strategic Global Fixed Income Fund. The team consists of the following individuals:

                                    [PHOTO]
                                 JO ANN CORKRAN
                               MANAGING DIRECTOR
/ /  Team member since 1997
/ /  With Credit Suisse Asset Management since 1997
/ / Director of mortgage- and asset-backed research at Morgan Stanley, 1994 to 1997

                                    [PHOTO]
                               GREGG M. DILIBERTO
                               MANAGING DIRECTOR
/ /  Team member since 1984
/ /  With Credit Suisse Asset Management since 1984

                                    [PHOTO]
                              MARK K. SILVERSTEIN
                               MANAGING DIRECTOR
/ /  Team member since 1991
/ /  With Credit Suisse Asset Management since 1991

                                    [PHOTO]
                               JOSE A. RODRIGUEZ
                                    DIRECTOR
/ /  Team member since 1999
/ /  With Credit Suisse Asset Management since 1999
/ / Managing director and senior portfolio manager at Prudential Investments, 1988 to 1999

                            SUB-INVESTMENT ADVISER
                               PORTFOLIO MANAGER
                      STRATEGIC GLOBAL FIXED INCOME FUND

  DILIP K. RASGOTRA manages the Strategic Global Fixed Income Fund's investments. Mr. Rasgotra is a Managing Director of Credit Suisse Asset Management Limited, the fund's sub-investment adviser. Mr. Rasgotra has been with Credit Suisse Asset Management Limited since 1983.

                       ----------------------------------

                               ABOUT YOUR ACCOUNT

--- SHARE VALUATION
--------------------------

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of the Institutional Class, less its liabilities, by the number of Institutional Class shares outstanding.

    The funds value their securities based on market quotations when they calculate their NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

--- BUYING AND SELLING SHARES
---------------------------------------

    The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

    The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

--- BUYING FUND SHARES
------------------------------

INVEST BY WIRE

    Institutional Class shares are generally available only to investors who have entered into an investment management agreement with the adviser. Investors should complete an account application and forward it to CSAM Institutional Shares. After calling a fund to place an order, you may wire funds to:

    State Street Bank and Trust Company
    ABA# 0110 000 28
    Attn: Mutual Funds/Custody Department
    CSAM Institutional Shares
    DDA# 9905-227-6
    F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

    You can also purchase shares by mailing a check or Federal Reserve draft to:

    CSAM Institutional Shares
    P.O. Box 8500
    Boston, Massachusetts 02266-8500
    or overnight to:
    Boston Financial
    Attn: CSAM Institutional Shares
    66 Brooks Drive
    Braintree, Massachusetts 02184

    Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include IRA Rollover and government checks. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The application contains further instructions.

INVEST BY PURCHASES IN KIND

    With the adviser's permission, investors may acquire Institutional
Class shares in exchange for fund portfolio securities. The portfolio securities must meet the following requirements:

- Match the investment objectives and policies of the fund to be purchased

- Be considered by the fund's adviser or sub-adviser to be an appropriate fund investment

- Be easily valued, liquid and not subject to restrictions on transfer

    You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

    Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

Initial investment                                            $3,000,000
Subsequent investment                                         $  100,000

    Clients of the adviser, along with the adviser's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments for Institutional Shares of certain funds may be waived or modified by the fund's Board of Directors for former holders of the fund's Common Shares who have exchanged such shares for Institutional Shares at the request of the Board.

    You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 30 days, the fund may close your account and mail you the proceeds.

--- SELLING FUND SHARES
-------------------------------

SELL FUND SHARES IN WRITING

    You can sell (redeem) your shares on any day the funds are open by writing to CSAM Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases.

REDEMPTION PROCEEDS

    After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

--- EXCHANGING FUND SHARES
------------------------------------

    You may exchange Institutional Class shares for Institutional Class shares in any other CSAM Fund by writing to CSAM Institutional Shares. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund from which you are exchanging. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

--- OTHER POLICIES
------------------------

TRANSACTION DETAILS

    Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

    - your investment check or Federal Reserve draft does not clear

    - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

    If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

    Each fund reserves the right to:

    - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

    - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

    - change its minimum investment amounts after 15 days' notice to current investors of any increases

    - charge a wire-redemption fee

    - make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations

    - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed, or when trading on the NYSE is restricted, or any other time that the SEC permits)

    - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

ACCOUNT CHANGES

    You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

--- ACCOUNT STATEMENTS
-------------------------------

    In general, you will receive account statements as follows:

    - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

    - after any changes of name or address of the registered owner(s)

    - otherwise, every quarter

    You will receive annual and semiannual financial reports.

--- DISTRIBUTIONS
----------------------

    As a fund investor, you will receive distributions.

    Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The U.S. Core Fixed Income, High Yield and Strategic Global Fixed Income Funds declare and pay dividend distributions quarterly. The Municipal Bond Fund declares and pays dividend distributions monthly. The other funds typically distribute dividends annually, usually in December. Each of the funds typically distribute capital gains annually in December.

    Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

--- TAXES
------------

    As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

    Any gain or loss from a fund's short positions will be short-term gain or loss, regardless of the length of time the short positions remain open. Thus, net gain from short positions will potentially increase the amount of the fund's ordinary income dividends, while net losses would potentially reduce the amount of the fund's long-term gain distributions.

MUNICIPAL BOND FUND -- SPECIAL TAX MATTERS

    The Municipal Bond Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities.

    Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in private entities is a tax-preference item for purposes of the federal alternative-minimum tax.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

--- ABOUT THE DISTRIBUTOR
----------------------------------

    Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you.

                              FOR MORE INFORMATION

    More information about these funds is available free upon request, including the following:

--- ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
---------------------------------------------------------------

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

--- OTHER INFORMATION
------------------------------

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact CSAM Institutional Shares to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and to make shareholder inquiries:

BY TELEPHONE:
800-222-8977
BY MAIL:
CSAM Institutional Shares
P.O. Box 8500
Boston, MA 02266-8500
BY OVERNIGHT OR COURIER SERVICE:
Boston Financial
Attn: CSAM Institutional Shares
66 Brooks Drive
Braintree, MA 02171
SEC FILE NUMBER:
CSAM Institutional Shares/Warburg Pincus
International Growth Fund              811-08933
European Equity Fund                   811-08903
U.S. Core Equity Fund                  811-08919
Focus Fund                             811-08921
Long-Short Market Neutral Fund         811-08925
U.S. Core Fixed Income Fund            811-08917
High Yield Fund                        811-08927
Municipal Bond Fund                    811-08923
Strategic Global Fixed Income Fund     811-08931

                [LOGO]
    P.O. BOX 8500, BOSTON, MA 02266-8500
                800-222-8977

The distributor of Warburg Pincus Funds is Provident Distributors, Inc.,
which is not affiliated with Credit Suisse Asset Management, LLC.   CSISB-1-0100

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2000

                         -------------------------------

                       WARBURG PINCUS EUROPEAN EQUITY FUND
                  WARBURG PINCUS CENTRAL & EASTERN EUROPE FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                        For information, call 800-WARBURG

                         -------------------------------

                            CSAM INSTITUTIONAL SHARES

                       WARBURG PINCUS EUROPEAN EQUITY FUND
                  WARBURG PINCUS CENTRAL & EASTERN EUROPE FUND

                P.O. Box 8500, Boston, Massachusetts 02266-85000
                       For information, call 800-222-8977

                         -------------------------------

                  This combined STATEMENT OF ADDITIONAL INFORMATION is meant to be read in conjunction with the PROSPECTUS for the Common Shares of Warburg Pincus European Equity Fund (the "European Equity Fund" or the "Fund"), and with the PROSPECTUS for the Institutional Shares of the Fund, each dated January 1, 2000, as amended or supplemented from time to time (collectively, the "PROSPECTUS"), and is incorporated by reference in its entirety into the PROSPECTUS. Shares of the Warburg Pincus Central & Eastern Europe Fund (the "Central & Eastern Europe Fund;" together with the European Equity Fund, the "Funds"), however, are not currently offered. This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It should be read in conjunction with the PROSPECTUS, copies of which can be obtained by calling Warburg Pincus Funds at 800-WARBURG (Common Shares) or CSAM Institutional Shares at 800-222-8977 (Institutional Shares). Information regarding the status of shareholder accounts may also be obtained by calling the above numbers or by writing to a Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030 (Common Shares) or P.O. Box 8500, Boston, Massachusetts 02266-8500 (Institutional Shares).

                                TABLE OF CONTENTS


                                                                           Page

GENERAL.......................................................................1
INVESTMENT OBJECTIVES AND POLICIES............................................1
         THE EUROPEAN EQUITY FUND.............................................1
         THE CENTRAL & EASTERN EUROPE FUND....................................1
      General Investment Strategies...........................................2
         Options, Futures and Currency Exchange Transactions..................2
         SECURITIES OPTIONS...................................................2
         SECURITIES INDEX OPTIONS.............................................5
         OTC OPTIONS..........................................................6
         FUTURES ACTIVITIES...................................................6
                FUTURES CONTRACTS.............................................7
                OPTIONS ON FUTURES CONTRACTS..................................8
         CURRENCY EXCHANGE TRANSACTIONS.......................................8
                FORWARD CURRENCY CONTRACTS....................................9
                CURRENCY OPTIONS..............................................9
                CURRENCY HEDGING..............................................9
         Swaps...............................................................10
         HEDGING GENERALLY...................................................11
         ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND
          OPTIONS ON FUTURES.................................................12
      Additional Information on Other Investment Practices...................13
         Foreign Investments.................................................13
                FOREIGN CURRENCY EXCHANGE....................................13
                EURO CONVERSION..............................................13
                INFORMATION..................................................14
                POLITICAL INSTABILITY........................................14
                EMERGING MARKETS.............................................14
                DELAYS.......................................................14
                INCREASED EXPENSES...........................................15
                FOREIGN DEBT SECURITIES......................................15
                GENERAL......................................................15
                SOVEREIGN DEBT...............................................16
                PRIVATIZATIONS...............................................17
         Central and Eastern European Countries..............................17
         Fixed Income Securities.............................................21
         Below Investment Grade Securities...................................21
         Securities of Other Investment Companies............................23
         Lending of Portfolio Securities.....................................23
         When-Issued Securities, Delayed-Delivery Transactions and
         Forward Commitments.................................................24
         Brady Bonds.........................................................24
         Repurchase Agreements...............................................25
         Loan Participations and Assignments.................................25


                                      (i)

         Convertible Securities..............................................26
         Structured Notes....................................................27
         Short Sales.........................................................27
         Emerging Growth and Smaller Capitalization Companies; Unseasoned
          Issuers............................................................28
         Depositary Receipts.................................................28
         Temporary Investments...............................................28
         Rights Offerings and Purchase Warrants..............................29
         Non-Publicly Traded and Illiquid Securities.........................29
                RULE 144A SECURITIES.........................................30
         Borrowing...........................................................30
         Stand-By Commitments................................................30
OTHER INVESTMENT LIMITATIONS.................................................31
PORTFOLIO VALUATION..........................................................33
PORTFOLIO TRANSACTIONS.......................................................34
PORTFOLIO TURNOVER...........................................................36
MANAGEMENT OF THE FUNDS......................................................36
      Officers and Board of Directors........................................36
      Directors' Compensation Through August 31, 1999........................40
      Portfolio Managers.....................................................40
      Investment Advisers and Co-Administrators..............................41
      Custodians and Transfer Agents.........................................44
      Organization of the Funds..............................................44
      Distribution and Shareholder Servicing.................................45
         Distributor.........................................................45
         Common Shares.......................................................45
         Advisor Shares......................................................46
         General.............................................................47
         Institutional Shares................................................47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................47
      Automatic Cash Withdrawal Plan.........................................48
EXCHANGE PRIVILEGE...........................................................48
ADDITIONAL INFORMATION CONCERNING TAXES......................................49
      The Funds and Their Investments........................................49
      Passive Foreign Investment Companies...................................51
      Dividends and Distributions............................................52
      Sales of Shares........................................................52
      Foreign Taxes..........................................................53
      Fund Taxes on Swaps....................................................53
      Backup Withholding.....................................................53
      Notices................................................................53
      Other Taxation.........................................................54
DETERMINATION OF PERFORMANCE.................................................54


                                      (ii)

INDEPENDENT ACCOUNTANTS AND COUNSEL..........................................57
MISCELLANEOUS................................................................57
FINANCIAL STATEMENTS.........................................................58
APPENDIX - DESCRIPTION OF RATINGS...........................................A-1


                                     (iii)

                                     GENERAL

                  The Funds are diversified open-end management investment companies that were incorporated under the laws of the State of Maryland on July 27, 1998. Each Fund is authorized to offer three classes of shares, one of which, the Institutional Shares, is offered as the "CSAM Institutional Shares." Unless otherwise indicated, references to a "Fund" apply to all classes of shares of that Fund as a group, including its Institutional Shares. As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the Central & Eastern Europe Fund has not commenced operations.

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objectives and policies in the PROSPECTUS. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the European Equity Fund is capital appreciation, which it seeks to achieve by investing primarily in equity securities of Western European companies. The investment objective of the Central & Eastern Europe Fund is capital appreciation, which it seeks to achieve by investing primarily in equity securities of Central and Eastern European companies.

                  THE EUROPEAN EQUITY FUND: The European Equity Fund, under normal circumstances, will invest at least 65% of its total assets in equity securities of companies (i) whose principal trading market is in any Western European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Western European markets, or which have at least 50% of their assets situated in one or more Western European markets; (ii) that are organized under the laws of, and with a principal office in, a Western European country; or (iii) the principal securities trading market for which is in a Western European market. Determinations as to eligibility will be made by Credit Suisse Asset Management, LLC ("CSAM") or, if applicable, Credit Suisse Asset Management Ltd. ("CSAM Ltd."), each Fund's investment adviser and sub-investment adviser, respectively (each an "Adviser") based on publicly available information and inquiries made to the companies. The European Equity Fund intends to invest at least 80% of its assets in equity securities of Western European companies. The Fund considers Western Europe to currently include the European Union, Norway and Switzerland. The European Equity Fund may also invest in other European countries. The European Equity Fund has not established limitations on the allocation of investments among the Western European countries, but intends to diversify its investments across different countries. At times, it may invest a significant amount of its assets in a single country.

                  THE CENTRAL & EASTERN EUROPE FUND: The Central & Eastern Europe Fund, under normal circumstances, will invest at least 65% of its total assets in equity securities of companies (i) whose principal trading market is in any Central or Eastern European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Central or Eastern European markets, or which have at least 50% of their assets situated in one or more Central and Eastern European markets; (ii) that are organized under the laws of, and with a principal office in, a Central or Eastern European country; or (iii) the principal securities trading market for which is in a Central or Eastern European market. Determinations as to eligibility will be made by the Fund's Adviser based on publicly available information and inquiries made to the companies. The Fund considers Central Europe to be the area north of Italy and the former Yugoslavia, west of Romania and the former Soviet Union, east of Switzerland and Germany and south of the Baltic Sea. The Fund considers Eastern Europe to be currently comprised of, but not limited to, the countries of the former Warsaw Pact and the European successor states of the former Soviet Union. Investment companies that invest principally in securities of Central or Eastern European companies will also be considered to be Central or Eastern European companies, as will American Depositary Receipts and Global Depositary Receipts with respect to those securities. By investing in shares of investment companies that invest in Central and Eastern Europe, the Fund will indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies.

GENERAL INVESTMENT STRATEGIES

                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                  OPTIONS, FUTURES AND CURRENCY EXCHANGE TRANSACTIONS

                  The Funds may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and may purchase covered put and call options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  Each Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of a Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which a Fund has written options may exceed the time within which a Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since a Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"

"at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when a Fund's Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether a Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium a Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but a Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring a Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of their Advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

                  SECURITIES INDEX OPTIONS. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC OPTIONS. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, a Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which a Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  FUTURES ACTIVITIES. Each Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiple times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation.

                  No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities.

                  The OTC market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

                  FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and a Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (E.G., through the use of hedging transactions).

                  CURRENCY OPTIONS. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency. A currency hedge, for example, should protect a bond denominated in a foreign currency against a decline in the particular currency, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

                  SWAPS. Each Fund may enter into swaps relating to indexes, currencies and equity interests of issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  Each Fund will usually enter into swaps on a net basis (I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

                  HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by each Fund's Adviser still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by its Adviser, and successful use by a Fund of hedging transactions will be subject to its Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by a Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities.

                  For example, a call option written by a Fund on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require a Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. If a Fund holds a futures or forward contract, a Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  ADDITIONAL INFORMATION ON OTHER INVESTMENT PRACTICES

                  FOREIGN INVESTMENTS.

                  Investors should recognize that investing in foreign companies, whether in emerging or more developed countries, involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. These risks include currency exchange rates and exchange control regulations, less publicly available information, different accounting and reporting standards, less liquid markets, more volatile markets, higher brokerage commissions and other fees, possibility of nationalization or expropriation, confiscatory taxation, political instability, and less protection provided by the judicial system.

                  FOREIGN CURRENCY EXCHANGE. Since the Funds will invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Funds' assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

                  EURO CONVERSION. The Adviser believes that the introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union may create new economic opportunities for investors, such as (i) lower interest rates; (ii)mergers and acquisitions; (iii) corporate restructurings; (iv) share buybacks; (v) more efficient distribution and product packaging; and (vi) greater competition. The introduction of the euro, however, also presents unique risks and uncertainties for investors in those countries, including; (i) the creation of suitable clearing and settlement payment schemes for the euro; (ii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions before or after the introduction of the euro and could adversely affect the value of European securities and currencies held by the Funds.

                  INFORMATION. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S.
companies.

                  POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  EMERGING MARKETS. Investing in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  DELAYS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on the Funds' liquidity, the Funds will take reasonable steps to mitigate investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

                  INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities.

                  FOREIGN DEBT SECURITIES. Each Fund may invest in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. Each Fund's holdings of debt securities will be considered investment grade at the time of purchase, except that each Fund may purchase a certain amount of below investment grade securities (see "Below Investment Grade Securities"). A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or, if unrated, is determined to be of comparable quality by a Fund's Adviser. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

                  GENERAL. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of its Adviser, such securities have the potential for future income or capital appreciation.

                  PRIVATIZATIONS. Each Fund may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  CENTRAL AND EASTERN EUROPEAN COUNTRIES. Both Funds will be exposed to the risks of investing in Central and Eastern Europe although to a different extent. The risks normally associated with investing in foreign securities are increased in Central and Eastern European countries due to the infancy of political and economic structures. As noted in the PROSPECTUS, the Funds may invest in Russia, a country facing serious economic and political issues and whose stock markets have experienced extreme volatility and illiquidity in recent months. Many of these countries lack the political and economic stability characteristic of more developed countries, and political or social developments may adversely affect the value of a Fund's investment in a material way. The small size and inexperience of the securities markets and the limited volume of trading in such securities may make a Fund's investments illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to companies located in certain Central and Eastern European countries and it may be difficult to assess the value of an investment in such companies. These securities markets are substantially smaller, less liquid and significantly more volatile than U.S. or Western European markets. As a result, obtaining prices on portfolio securities from independent sources may be more difficult. These factors may make it more difficult for a Fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

                  The value of a Fund's assets may be materially adversely affected by political, economic, and social factors, changes in the law or regulations of Central and Eastern European countries and the status of political and economic foreign relations of Central and Eastern European countries. Communist factions continue to play a role in the political structure of some of these countries and there is also speculation that organized crime exerts significant influence on certain countries in this region. Developments in the region may also affect the value of a Fund's assets. Actions of Central and Eastern European governments could significantly adversely affect private sector companies and the Funds, market conditions, and prices and yields of securities in each Fund's portfolio. Despite privatization programs that have been implemented, the governments of Central and Eastern European countries have exercised and continue to exercise significant influence over many aspects of the local economies, and the number of public sector enterprises in Central and Eastern Europe is substantial. New governments and new economic policies may also have an unpredictable adverse impact on Central and Eastern European economies and, consequently, on a Fund's investments.

                  Many of the countries in Central and Eastern Europe experienced extremely high rates of inflation, particularly in the early 1990s when central planning was first being replaced by the capitalist free market system. As a result, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. The possibility of significant loss arising from foreign currency depreciation or devaluation must be considered as a serious risk. Although Central and Eastern European governments are currently implementing reforms directed at political and economic liberalization, there is no assurance that these reforms will continue or, if continued, will be successful.

                  The economies of Central and Eastern European countries are heavily dependent on the manufacturing sector, and adverse developments affecting this sector in a particular country could adversely affect the economy as a whole. Labor unrest resulting from economic instability in the region could adversely affect the profitability and success of businesses in this and other sectors. In addition, these economies generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers and other protectionist measures, exchange controls and relative currency values. These economies may also be adversely affected by economic or political developments in or controversies with neighboring countries and major trading partners. The economies of certain Central and Eastern European countries are heavily dependent on oil and gas imported from Russia via pipelines through the Ukraine and the Slovak Republic. Political or economic turmoil in any one of these nations could result in an energy crisis that could affect the economic stability of certain Central and Eastern European countries, and consequently adversely affect the Funds. Political or economic turmoil in nearby regions could also lead to an influx of refugees to one or more Central or Eastern European countries with adverse economic and political effects on such countries.

                  Investments in Central and Eastern European countries may include the securities of both large and small companies. Small companies may offer greater opportunities for capital appreciation than larger companies, but these investments may involve certain special risks. Small companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Securities issued by small companies may trade less frequently and in smaller volume than more widely held securities issued by large companies. Also, the values of securities issued by small companies may fluctuate more sharply than those issued by larger companies, and a Fund may experience some difficulty in establishing or closing out positions in small company securities at prevailing prices.

                  Central and Eastern European countries may be subject to a greater amount of social, political and economic instability resulting from extra-constitutional changes or attempted changes in government, popular unrest and hostile relations with neighboring countries or territories. Investments in Central and Eastern Europe could also be adversely affected by developments in other emerging markets, such as Asia or Latin America.

                  Some Central and Eastern European countries, especially Russia, have substantial external debt. Although, some countries have entered into debt restructuring agreements with foreign creditors and some are negotiating the rescheduling of their debt, there can be no assurance that such negotiations will succeed. In many cases, it may be necessary to adopt economic policies to facilitate debt service requirements (such as taking steps to control inflation) and these measures may lead to periods of lower economic growth. Central and Eastern European countries have been characterized by declining real gross domestic product, high inflation, rising unemployment and declining personal income (in real terms). Countries in this region lack a developed infrastructure, telecommunications generally are poor and banks and financial systems are not well developed. There is also a limited supply of domestic savings in the region and businesses can experience difficulty in obtaining working capital.

                  Many Central and Eastern European currencies are not fully convertible. Some currencies have depreciated in value substantially against the U.S. dollar and could depreciate further in the future. Since the net asset value of each Fund will be calculated and reported in U.S. dollars, depreciation in these currencies could adversely impact a Fund's performance.

                  Changes in local exchange control regulations, tax laws, withholding taxes and economic or monetary policies may also affect the value of an investment in the Funds, and may give rise to a capital gains tax liability on a Fund's investment gains. The tax laws and regulations are not well drafted and are difficult to comply with, and a company may incur substantial penalties despite using all reasonable efforts to ensure compliance. The tax laws and regulations may be given retroactive effect which could result in additional taxes that are not taken into account when calculating a Fund's net asset value. The system of taxation in certain Central and Eastern European countries may deter investment and hinder financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation. Finally, accounting standards do not generally correspond to generally accepted accounting principles or accepted international accounting standards, and a Fund may have access to less financial information on investments than would normally be the case in more sophisticated markets.

                  Many Central and Eastern European businesses do not have established histories of operating within a market-oriented economy. These businesses generally lack experience operating in the free market environment, modern technology and a sufficient capital base with which to develop and expand operations. Many of these countries are in need of restructuring their industries to, among other things, close out-dated facilities and increase investment in technology and management.

                  The securities in which a Fund may invest may not be listed or traded on any securities market for the foreseeable future and, in some cases, may not be registered for resale under the securities laws of any country. There may be significant disparities between the prices paid for securities in private transactions and the prices at which the same securities trade on an exchange or in an OTC market. These factors may limit a Fund's ability to obtain accurate market quotations for purposes of valuing its portfolio securities and calculating its net asset value. Although, many Central and Eastern European countries are developing stock exchanges and formulating rules and regulations, it is unlikely that these stock exchanges will, in the foreseeable future, offer the liquidity available in western securities markets.

Accordingly, there may be no readily available market for the timely liquidation of investments made by a Fund, particularly in periods when the relevant market is declining.

                  The lack of environmental controls in Central and Eastern Europe has led to widespread pollution and the legislative framework for environmental liability and the extent of any exposure of businesses to the costs of pollution clean-up have not been fully established. The extent of responsibility, if any, for pollution-related liabilities of any business may not be determinable at the time a Fund is considering an investment. Environmental liability could have a significant adverse effect on the performance of companies in which a Fund invests.

                  Legislative change in Central and Eastern Europe has been rapid, but it is difficult to anticipate the impact of legislative reforms on the companies in which a Fund will invest. Although there appears to be political support for legislative change to a market economy, it is not certain that legislation when enacted will advance this objective or that this support will continue. It will be more difficult for a Fund to obtain effective redress or enforcement of its rights in certain Central and Eastern European countries than in western jurisdictions. Also, the judicial and civil procedure system in this region has not been modernized to a material extent and many courts lack experience in commercial dispute resolution. Further, many of the procedural remedies for enforcement and the protection of legal rights typically found in western jurisdictions are not available in Central and Eastern Europe.

                  Employment and labor legislation can be pro-employee, particularly in matters such as termination of employment, maternity benefits, overtime restrictions and trade union participation. Laws regulating ownership, control and corporate governance of companies as well as protection of minority shareholders have been adopted recently and have virtually never been tested in the courts. The judicial systems have very limited experience with the adjudication of securities claims and corporate disputes. Consequently, it may be more difficult for a Fund to obtain a judgment in a court outside the U.S. to the extent that there is a default with respect to a security of a Central or Eastern European issuer or a Fund has any other claim against such an issuer.

                  Disclosure and reporting requirements are minimal and anti-fraud and insider trading legislation is generally rudimentary. Due to the newness of Central and Eastern European securities markets, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and there has been no or very limited enforcement to date of existing regulations. The concept of fiduciary duties on the part of management or directors to their companies as a whole is undeveloped. The regulatory requirements for participants in the securities markets in the region as well as the structure of relevant regulatory authorities are subject to constant change. This may result in challenges to the validity of any license, permission, consent or registration which is required in the particular country and which were originally obtained in compliance with the laws.

                  Foreign investment in the securities of Central and Eastern European companies is restricted and controlled to varying degrees. These restrictions or controls may limit or preclude foreign investment in certain cases, may require government approval prior to foreign investment, or may give preferential treatment to nationals over foreign investors.

Issuers in certain Central and Eastern Europe countries are allowed by law to restrict the rights of foreign investors to participate in the subscription of securities. This may result in the disenfranchisement of foreign investors in respect of their rights to participate in bonus issues, rights and issues or other corporate actions. This may result in dilution of holdings and loss of voting power. A high proportion of the shares of many Central and Eastern European companies are held by a limited number of investment funds and other institutional investors, which may limit the number of shares available for investment by the Funds. In addition, minority shareholders in companies, such as the Funds, have limited rights against actions taken by controlling parties, and those actions may adversely affect the value of a Fund's holdings. A limited number of issuers represents a disproportionately large percentage of market capitalization and trading value.

                  The prices at which a Fund may acquire investments may be affected by the market's anticipation of a Fund's investing. In addition, trading on material non-public information and securities transactions by brokers in anticipation of transactions by a Fund in particular securities may impact such prices. These and other factors may also affect the rate at which a Fund can initially invest its assets.

                  Shareholders should be aware that settlement and safe custody of securities in Central and Eastern Europe involves certain risks and considerations which do not normally apply in more developed countries. Verification and perfection of legal ownership in securities also differs and are less effective than in Western Europe. In certain countries, securities are issued only in bearer form. In other countries, no certificates are issued and legal ownership of shares is perfected through registration either in the share register of the company or at a central depository, in either case by a third party over whom a Fund may not have control. In certain countries, the market practice is settlement against production of evidence of title in the form of extracts from the shareholders' register. Such extracts do not in themselves constitute securities or constitute definitive evidence of title or ownership rights. As such, these extracts do not guarantee that title to the securities has in fact passed. In addition, fraudulent or incorrect registration may result in title being removed from the securities register of an issuer. Access to securities registers may also be limited and therefore registers may be difficult to check.

                  FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of a Fund's assets will vary based on its Adviser's assessment of economic and market conditions.

                  BELOW INVESTMENT GRADE SECURITIES. The European Equity Fund may invest up to 20% of its net assets and the Central & Eastern Europe Fund may invest up to 35% of its net assets in below investment grade securities (securities that are rated below the fourth highest grade at the time of purchase by Moody's or S&P, or, if unrated, deemed by the Adviser to be of comparable quality). Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require a sale of such securities by a Fund, although its Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

                  The market values of below investment grade securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of investment grade securities and the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than below investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to prior payment of senior indebtedness. If the issuer of a security owned by a Fund defaulted, a Fund could incur additional expenses in seeking recovery with no guarantee of recovery. Also, a recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. Lower-rated securities also present risks based on payment expectations. For example, lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

                  The Funds may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds and calculating net asset value.

                  The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. The Funds will rely on the judgment, analysis and experience of their Advisers in evaluating the creditworthiness of an issuer. In this evaluation, an Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities and comparable unrated securities are not intended for short-term investment. The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of each Fund's total assets and
(iii) when added to all other investment company securities held by each Fund, do not exceed 10% of the value of a Fund's total assets.

                  LENDING OF PORTFOLIO SECURITIES. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by each Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the value of the Fund's total assets (including the loan collateral). No Fund will lend portfolio securities to affiliates of CSAM or CSAM Ltd. unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of loaned U.S. securities and at least 105% of the current market value of loaned non-U.S. securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

                  By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) each Fund must receive cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) each Fund must be able to terminate the loan at any time; (iv) each Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) each Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis, for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. Each Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objectives. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of a Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S.

Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by a Fund's Adviser. A Fund's Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, a Fund's Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. A Fund's Adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

                  A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating.

                  STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark asset or market, such as investments in certain emerging markets that restrict investment by foreigners. The structured note fixes the maximum loss that a Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

                  SHORT SALES. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Funds' custodian or qualified sub-custodian. While the short sale is open, a Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position.

                  While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount each Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. A Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers") involve risks that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

                  DEPOSITARY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.

                  TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which each Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Each Fund may invest up to 15% of its net assets in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

                  Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. No Fund may invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Each Fund's Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  BORROWING. Each Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  STAND-BY COMMITMENTS. Each Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of their Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, each Fund's Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

                          OTHER INVESTMENT LIMITATIONS

                  The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  Each Fund may not:

                  1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes provided that any such borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales and the entry into currency transactions, options, futures contracts, options on futures contracts, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities (in an amount up to 50% of its total assets immediately before the making of such loans) and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  The PROSPECTUS discusses the time at which the net asset value of each Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Fund in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and lowest asked quotations. If there are no such quotations, the value of the highest securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Funds under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Funds will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New

York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of a Fund's securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for each Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  The Funds may participate, if and when practicable, in bidding for the purchase of securities for each Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                  From its inception of investment operations on January 28, 1999 to the end of its fiscal year on August 31, 1999, the European Equity Fund has paid $219,750 in brokerage commissions.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI, Credit Suisse First Boston ("CS First Boston"), or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of administrative and other support services.

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Funds will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Funds may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD OF DIRECTORS

                  The business and affairs of each Fund is managed by its Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                  The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)                  DIRECTOR
40 Grosvenor Road                        Currently retired; Executive Vice
Short Hills, New Jersey 07078            President and Chief Financial Officer
                                         of Pan Am Corporation and Pan American
                                         World Airways, Inc. from 1988 to 1991;
                                         Director of The Infinity Mutual Funds,
                                         BISYS Group Incorporated;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

Jack W. Fritz (72)                       DIRECTOR
2425 North Fish Creek Road               Private investor; Consultant and
P.O. Box 483                             Director of Fritz Broadcasting, Inc.
Wilson, Wyoming 83014                    and Fritz Communications (developers
                                         and operators of radio stations);
                                         Director of Advo, Inc. (direct mail
                                         advertising);  Director/Trustee of
                                         other Warburg Pincus Funds.

Jeffrey E. Garten (53)                   DIRECTOR
Box 208200                               Dean of Yale School of Management and
New Haven, Connecticut 06520-8200        William S. Beinecke Professor in the
                                         Practice of International Trade and
                                         Finance; Undersecretary of Commerce for
                                         International Trade from November 1993
                                         to October 1995; Professor at Columbia
                                         University from September 1992 to
                                         November 1993; Director/Trustee of
                                         other Warburg Pincus Funds.

James S. Pasman, Jr. (69)                DIRECTOR
29 The Trillium                          Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238           Operating Officer of National
                                         InterGroup, Inc. from April 1989 to
                                         March 1991; Chairman of Permian Oil Co.
                                         from April 1989 to March 1991; Director
                                         of Education Management Corp., Tyco
                                         International Ltd.; Trustee, BT
                                         Insurance Funds Trust; Director/Trustee
                                         of other Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

William W. Priest* (58)                  CHAIRMAN OF THE BOARD
153 East 53rd Street                     Chairman- Management Committee, Chief
New York, New York 10022                 Executive Officer and Managing Director
                                         of CSAM (U.S.) since 1990; Director of
                                         TIG Holdings, Inc.; Director/Trustee of
                                         other Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

Steven N. Rappaport (51)                 DIRECTOR
40 East 52nd Street                      President of Loanet, Inc. since 1997;
New York, New York 10022                 Executive Vice President of Loanet,
                                         Inc. from 1994 to 1997; Director,
                                         President, North American Operations,
                                         and former Executive Vice President
                                         from 1992 to 1993 of Worldwide
                                         Operations of Metallurg Inc.; Executive
                                         Vice President, Telerate, Inc. from
                                         1987 to 1992; Partner in the law firm
                                         of Hartman & Craven until 1987;
                                         Director/Trustee of other Warburg
                                         Pincus Funds and other CSAM-advised
                                         investment companies.

Alexander B. Trowbridge (70)             DIRECTOR
1317 F Street, N.W.,                     Currently retired; President of
5th Floor                                Trowbridge Partners, Inc. (business
Washington, DC 20004                     consulting) from January 1990 to
                                         November 1996; Director or Trustee of
                                         New England Mutual Life Insurance Co.,
                                         ICOS Corporation (biopharmaceuticals),
                                         IRI International (energy services),
                                         The Rouse Company (real estate
                                         development), Harris Corp. (electronics
                                         and communications equipment), The
                                         Gillette Co. (personal care products)
                                         and Sunoco, Inc. (petroleum refining
                                         and marketing); Director/Trustee of
                                         other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                 PRESIDENT
466 Lexington Avenue                     Managing Director of CSAM; Associated
New York, New York 10017-3147            with CSAM since CSAM acquired the
                                         Funds' predecessor adviser in July
                                         1999; with the predecessor adviser
                                         since 1991; Vice President of Citibank,
                                         N.A. from 1987 to 1991; Officer of
                                         CSAMSI and of other Warburg Pincus
                                         Funds.


         -----------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Hal Liebes, Esq. (35)                    VICE PRESIDENT AND SECRETARY
153 East 53rd Street                     Managing Director and General Counsel
New York, New York 10022                 of CSAM; Associated with Lehman
                                         Brothers, Inc. from 1996 to 1997;
                                         Associated with CSAM from 1995 to 1996;
                                         Associated with CS First Boston
                                         Investment Management from 1994 to
                                         1995; Associated with Division of
                                         Enforcement, U.S. Securities and
                                         Exchange Commission from 1991 to 1994;
                                         Officer of CSAMSI, other Warburg Pincus
                                         Funds and other CSAM-advised investment
                                         companies.

Michael A. Pignataro (40)                TREASURER AND CHIEF FINANCIAL OFFICER
153 East 53rd Street                     Vice President and Director of Fund
New York, New York 10022                 Administration of CSAM; Associated with
                                         CSAM since 1984; Officer of other
                                         Warburg Pincus Funds and other
                                         CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)               ASSISTANT SECRETARY
466 Lexington Avenue                     Vice President and Legal Counsel of
New York, New York 10017-3147            CSAM; Associated with CSAM since CSAM
                                         acquired the Funds' predecessor adviser
                                         in July 1999; with the predecessor
                                         adviser since 1997; Associated with the
                                         law firm of Gordon Altman Butowsky
                                         Weitzen Shalov & Wein from 1995 to
                                         1997; Officer of other Warburg Pincus
                                         Funds.

Rocco A. DelGuercio (36)                 ASSISTANT TREASURER
153 East 53rd Street                     Assistant Vice President and
New York, New York 10022                 Administrative Officer of CSAM;
                                         Associated with CSAM since June 1996;
                                         Assistant Treasurer, Bankers Trust
                                         Corp. -- Fund Administration from March
                                         1994 to June 1996; Mutual Fund
                                         Accounting Supervisor, Dreyfus
                                         Corporation from April 1987 to March
                                         1994; Officer of other Warburg Pincus
                                         Funds and other CSAM-advised investment
                                         companies.


                  No employee of CSAM, CSAM Ltd., PFPC Inc. and Credit Suisse Asset Management Service, Inc., the Funds' co-administrators ("PFPC" and "CSAMSI," respectively), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

                  DIRECTORS' COMPENSATION THROUGH AUGUST 31, 1999:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            All Investment
                                                                                                          Companies in the
                                                    European                  Central & Eastern               CSAM Fund
            Name of Director                      Equity Fund                    Europe Fund                   Complex*
--------------------------------------------------------------------------------------------------------------------------------
William W. Priest**                                   None                          None                         None
--------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman***                                 None                          None                         None
--------------------------------------------------------------------------------------------------------------------------------
Richard N. Cooper****                               $1,125                          None                        $73,250
--------------------------------------------------------------------------------------------------------------------------------
Richard H. Francis*****                                750                          None                        $16,500
--------------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                                       $2,000                          None                        $73,250
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                                   $2,000                          None                        $73,250
--------------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.*****                              750                          None                        $16,500
--------------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport*****                               750                          None                        $16,500
--------------------------------------------------------------------------------------------------------------------------------
Alexander B. Trowbridge                             $2,075                          None                        $76,025
--------------------------------------------------------------------------------------------------------------------------------

---------------------
* Each Director serves as a Director or Trustee of 51 investment companies or portfolios in the CSAM Fund Complex.

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

***      Mr. Reichman resigned as a Director of each Fund effective August 18,
         1999.

****     Mr. Cooper resigned as a Director of each Fund effective July 6, 1999.

***** Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

                  As of September 30, 1999, the Directors and officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.



PORTFOLIO MANAGERS

                  The Co-Portfolio Managers of the fund are Nancy Nierman, J.H. Cullum Clark, and Harold W. Ehrlich.

                  Ms. Nierman has been associated with CSAM or its predecessor since 1996. Ms. Nierman was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Baruch College in 1985.

                  Mr. Clark has been associated with CSAM or its predecessor since 1996. Mr. Clark was an analyst and portfolio manager at Brown Brothers Harriman from 1993 to

1996 and a research assistant at the U.S. Senate Select Committee on Intelligence from 1992 to 1993. Mr. Clark received an A.M. degree from Harvard University and a B.A. degree from Yale University. Mr. Clark also studied at the Stanford Inter-University Center for Japanese Language Studies in 1990.

                  Mr. Ehrlich has been associated with CSAM or its predecessor since 1995. Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Mr. Ehrlich earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990.

                  The Portfolio Managers of the Central & Eastern Europe Fund are Glenn Wellman and Isabel Knight. Mr. Wellman joined CSAM Ltd. in 1993. From 1987-1993, Mr. Wellman was a Managing Director and Chief Investment Officer of Alliance Capital Limited. Ms. Knight joined CSAM Ltd. in 1997. From 1995-1997, she was a Senior Fund Manager for emerging Europe with Foreign & Colonial Emerging Markets, and from 1992-1995, she was a Portfolio Manager for Morgan Stanley Asset Management.

INVESTMENT ADVISERS AND CO-ADMINISTRATORS

                  CSAM renders advisory and administrative services to each Fund pursuant to Investment Advisory Agreements and CSAM Ltd. serves as sub-investment adviser to each Fund pursuant to Sub-investment Advisory Agreements (collectively, the "Advisory Agreements").

                  CSAM, located at 153 East 53rd Street, New York, New York 10022, is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAM and CSAM Ltd. have investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds.

                  For the services provided by CSAM to the European Equity Fund, the Fund pays a fee calculated at an annual rate of 1.00% of the Fund's average daily net assets computed daily and payable quarterly (out of which CSAM pays CSAM Ltd. for its sub-investment advisory services). CSAM and CSAM Ltd. may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Fund.

                  Under the Advisory Agreements, neither CSAM nor CSAM Ltd. will be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreements relate. The Advisory Agreements for the Funds were approved on July 20, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were also approved by each Fund's initial shareholder. The CSAM Advisory Agreements are terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, and at any time without penalty, on 60 days' written notice to CSAM. The CSAM Advisory Agreements may also be terminated by CSAM on 90 days' written notice to a fund. The CSAM Advisory Agreements terminate automatically in the event of an assignment. The CSAM Ltd. Sub-Advisory Agreements are terminable by CSAM on 60 days' written notice to the Fund and CSAM Ltd., by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund on 60 days' written notice to CSAM and CSAM Ltd., or by CSAM Ltd. upon 60 days' written notice to a Fund and CSAM. The CSAM Ltd. Sub-Advisory Agreements terminate automatically in the event of an assignment.

                  CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to each Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement", respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as Co-administrator to the Funds. CSAMSI provides shareholder liaison services to each Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing certain corporate secretarial services, which include preparing materials for meetings of the Board, assisting with proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing certain compliance procedures for the Funds. As compensation, the Common Shares of each Fund pay CSAMSI a fee calculated at an annual rate of .10% of the Common Shares' average daily net assets. CSAMSI provides co-administration services to the CSAM Institutional Funds without compensation.

                  PFPC calculates each Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of each Fund's operations. As compensation, each Fund pays PFPC a fee calculated at an annual rate of .12% of a Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses.

                  Each class of Shares of a Fund bears its proportionate share of fees payable to CSAM, CSAM Ltd. and PFPC in the proportion that its assets bear to the aggregate assets of a Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. Each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Fund.

ADVISORY FEES PAID TO CSAM
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                                      Fiscal period ended
                                                        August 31, 1999
                                            ------------------------------------
      European Equity Fund                         $ 0           ($152,482)

      Central & Eastern Europe Fund            $  N/A             ($  N/A)

CO-ADMINISTRATION FEES PAID TO PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                                      Fiscal period ended
                                                        August 31, 1999
                                            ------------------------------------
      European Equity Fund                      $2,894                ($ 0 )

      Central & Eastern Europe Fund            $  N/A             ($  N/A)

CO-ADMINISTRATION FEES PAID TO COUNSELLORS SERVICE

                                                      Fiscal period ended
                                                        August 31, 1999
                                            ------------------------------------
      European Equity Fund                     $7,596          ($   7,596)

      Central & Eastern Europe Fund            $  N/A            ($  N/A)

                  The Advisory Agreements, including the Sub-investment Advisory Agreements, if applicable, for the Funds were approved on July 20, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each investment advisory agreement is terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to CSAM. Each of the investment advisory agreements may also be terminated by CSAM on 60 days' written notice to the Fund. Each Sub-investment Advisory Agreement is terminable, at any time without penalty, by
(i) vote of the Funds' Board of

Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund on 60 days' written notice to CSAM or (ii) CSAM on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

CUSTODIANS AND TRANSFER AGENTS

                  Brown Brothers Harriman & Co. ("BBH") acts as custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to a written Custodian Agreement (the "Custodian Agreement"). BBH will
(i) maintain a separate account or accounts in the name of each Fund, (ii) hold and transfer portfolio securities on account of each Fund, (iii) accept receipts and disbursements of money on behalf of each Fund, (iv) collect and receive all income and other payments and distributions for the account of each Fund's portfolio securities and (v) make periodic reports to the Board concerning each Fund's custodial arrangements. BBH is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.

                  State Street Bank and Trust Company ("State Street") will serve as each Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of each Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                  ORGANIZATION OF THE FUNDS

                  Each Fund's Charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion are designated Advisor Shares. The European Equity Fund currently offers Common and Institutional Shares. Shareholders of each Fund in the class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

                  Investors in each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of each Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING

                  DISTRIBUTOR. Provident Distributors, Inc. ("PDI") serves as distributor of the Fund's shares. PDI offers the Fund's shares on a continuous basis. No compensation is payable by the Fund to PDI for distribution services; however, pursuant to a separate agreement with CSAM, PDI is compensated for the services provided to the Fund. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961.

                  COMMON SHARES. Each Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund will pay CSAMSI under the CSAMSI Co-Administration Agreement, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of each Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of a Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of CSAMSI related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSamsi under the CSAMSI Co-Administration Agreement and the payments may exceed distribution expenses actually incurred.

                  Pursuant to the 12b-1 Plan, CSAMSI will provide each Fund's Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The Common Shares 12b-1 Plan was adopted on November 1, 1999.

                  The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors/Trustees"). The Board of each Fund evaluates the appropriateness of the 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses borne by CSAMSI and amounts received under the 12b-1 Plan. Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of the majority of the outstanding voting securities of the Common Shares of a Fund.

                  CSAM or its affiliate may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. CSAM or its affiliate may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

                  ADVISOR SHARES. Each Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year);

(ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from a Fund's distributor upon request. No preference will be shown in the selection of a Fund's portfolio investments for the instruments of Institutions.

                  GENERAL. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by each Board, including a majority of the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or 12b-1 Plan would require the approval of the Board in the same manner. Neither the Distribution Plan nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of each Fund.

                  INSTITUTIONAL SHARES. The Institutional Shares will be distributed under the name "CSAM Institutional Shares." CSAMSI serves without compensation as distributor of the Institutional Shares.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of a Fund.

                  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If a Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  With respect to the Central & Eastern Europe Fund only, a short-term trading fee of 1.0% of the amount of shares redeemed will be deducted from the redemption amount if a shareholder sells shares of the Central & Eastern Europe Fund after holding them less than six months. This fee, which is currently being waived, is paid to the Central & Eastern Europe Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. If a shareholder purchased shares of the Central & Eastern Europe Fund on different days, any shares purchased through reinvestment of distributions would be redeemed first, without charging the fees, followed by the shares of the Central & Eastern Europe Fund held the longest.

                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to the holders of Common Shares of each Fund who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many Common Shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Funds.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Warburg Pincus fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another CSAM fund at their respective net asset values.

                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. Subject to the restrictions on exchange purchases contained in the Prospectus and any other applicable restrictions, this privilege is available to shareholders residing in any state in which the Common Shares, Institutional Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of a Fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of a Fund into which they are contemplating an exchange by calling 800-WARBURG (Common Shares) or 800-222-8977 (Institutional Shares).

                  Subject to the restrictions described above, upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of a Fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                  THE FUNDS AND THEIR INVESTMENTS

                  Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under Part I of Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, securities of other regulated investment companies, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that a Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided that such dividend is actually paid by a Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. Each Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, each Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if a Fund makes such an election, it is possible that a Fund may incur an excise tax as a result of not having distributed net capital gains.

                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent a Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. The balance of such income must be distributed during the next calendar year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  With regard to a Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as each Fund and may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, in the event of a failure to qualify, each Fund's distributions, to the extent derived from each Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, a Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Funds and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES.

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, each Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, each Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of a Fund, unless revoked with the consent of the IRS. By making the election, each Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. Each Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

                  Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS.

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of a Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of a Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, each Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES.

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

FOREIGN TAXES.

                  A Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

FUND TAXES ON SWAPS

                  As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

BACKUP WITHHOLDING.

                  Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

NOTICES.

                  Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders.

OTHER TAXATION

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
        AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED
              TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                     PARTICULAR TAX CONSEQUENCES TO THEM OF
                           AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

                  From time to time, each Fund may quote the total return of its Common Shares, Institutional Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in THE WALL STREET JOURNAL each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-WARBURG. The net asset value of Institutional Shares is listed in THE WALL STREET JOURNAL each business day under the heading "BEA Institutional Funds." Current total return figures may be obtained by calling CSAM Institutional Shares at 800-222-8977.

                  With respect to a Funds' Common and Institutional Shares, the Fund's average annual total returns for the period ended August 31, 1999 were as follows (performance figures calculated without the waiver of fees, if any, are noted in parenthesis):

PERFORMANCE (COMMON SHARES)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)

                                                          Period from the
                                                           commencement
                                                           of operations
                                                    ---------------------------
       European Equity Fund
       (commenced operations on January 28, 1999)       -2.10%      (-2.90%)

PERFORMANCE (INSTITUTIONAL SHARES)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)

                                                          Period from the
                                                          commencement of
                                                            operations
                                                    ---------------------------
       European Equity Fund
       (commenced operations on January 28, 1999)       -2.00%      (-2.70%)

                  These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T) to the power of n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

                  Each Fund may advertise, from time to time, comparisons of the performance of its Common Shares, Institutional Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. Each Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of a Fund's total return in longer market cycles.

                  Yield is calculated by annualizing the net investment income generated by a Fund over a specified thirty-day period according to the following formula:

                                                 6
                           YIELD = 2[(  a-b   +1) -1]
                                      -------
                                         cd

                  For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The performance of a class of a Fund's shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the European Equity Fund, with the Morgan Stanley Capital International Europe Index (a market capitalization-weighted index of 15 European Countries); or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In its reports, investor communications or advertisements, each Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments;
(viii) the potential impact of adding foreign stocks to a domestic portfolio;
(ix) the general biography or work experience of the portfolio managers of the Funds; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments; and (xii) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the independent accountant for each Fund. The financial statements of the European Equity Fund for the fiscal year ended August 31, 1999 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and has been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM, CSAMSI and Counsellors Service.

                                  MISCELLANEOUS

                  The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                  As of October 29, 1999, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                           Percent Owned
                                                                               as of
       Fund                        Name and Address                       October 29, 1999
       ----                        ----------------                       ----------------
Central and Eastern          Credit Suisse Asset Mgmt Intl                     100.00%
Europe                       Holding Attn:  Thomas Federer
(Institutional               Uetliebergstrasse 231
Shares)                      Postbach 800 CH-8070
                             Zurich

European Equity              Charles Schwab & Co Inc                            79.70%
(Common Shares)              Special Custody Account for
                             the Exclusive Benefit of Customers
                             Attn:  Mutual Funds


                                       57


                             101 Montgomery St
                             San Francisco, CA  94104-4112

European Equity              Credit Suisse Asset Mgmt Intl                      99.97%
(Institutional Shares)       Holding Attn:  Thomas Federer
                             Uetliebergstrasse 231
                             Postbach 800 CH-8070
                             Zurich

                              FINANCIAL STATEMENTS

                  The European Equity Fund's audited annual report, dated
August 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The European Equity Fund will furnish without charge a copy of the annual report upon request by calling Warburg Pincus Funds at 800-WARBURG.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

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They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.





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